                                                                    Exhibit 10.1
================================================================================
SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
      OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30
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1. REQUISITION NUMBER

See page 2
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PAGE 1 OF

15
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2. CONTRACT NO.

NMA201-98-C-0089
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3. AWARD EFFECTIVE DATE

30 SEP 98
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4. ORDER NUMBER

N/A
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5. SOLICITATION NUMBER

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6. SOLICITATION ISSUE DATE

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7. FOR SOLICITATION INFORMATION CALL:

a. NAME
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b. TELEPHONE NUMBER [ILLEGIBLE]
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8. ORDER DUE DATES

LOCAL TIME
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9. ISSUED BY                                                         CODE NMA201

National Imagery and Mapping Agency
ATTN. M. Wallach/PCU/MS C-99
14675 Lee Road
Chantilly, VA 20151-1715
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10. THIS ACQUISITION IS

|X| UNRESTRICTED
|_| SET ASIDE           % FOR
|_| SMALL BUSINESS
|_| SMALL DISAV. BUSINESS
|_| 8(a)

SIC:      7848

SIZE STANDARD:
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11. DELIVERY FOB DESTINATION UNLESS BLOCK IS MARKED

|X|  SEE SCHEDULE
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12. DISCOUNT TERMS

N/A
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|X| 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS: [15 CFR 700]
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13b. RATING

A.70
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14. METHOD OF SOLICITATION

|_| RPO   |_| IFO  |X| RFP
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15. DELIVER TO                                                    CODE _________

NIMA
Joe Pagano/MOW/703-808-0594
--------------------------------------------------------------------------------
16. ADMINISTERED BY                                               CODE _________

Melissa Wallach
703-633-5868
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17a.                   CONTRACTOR/OFFEROR CODE ______ FACILITY CODE ____________

Template Software, Inc.
45365 Vintage Park Plaza, Ste 100, Dulles, VA 20166

TELEPHONE NO.


|_| 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN ORDER

SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18A UNLESS BLOCK BELOW IS
CHECKED |_| SEE ADDENDUM
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18. PAYMENT WILL BE MADE BY                                       CODE _________

DFAS-OM/FPD
ATTN: Accounts Payable
P.O. Box 7020
Bellevue, NE 68005-1920
--------------------------------------------------------------------------------
   19.                20.                     21.      22.       23.        24.
ITEM NO.   SCHEDULE OF SUPPLIES/SERVICES   QUANTITY   UNIT   UNIT PRICE   AMOUNT
--------------------------------------------------------------------------------

           Letter Contract
           See Addendum Pages 2-15

--------------------------------------------------------------------------------
25. ACCOUNTING AND APPROPRIATION DATA

See Addendum Page 2
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26. TOTAL AWARD AMOUNT (For Gov't Use Only)

$312,000.00
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27a. Solicitation incorporates by reference FAR 52.212-1, 52.212-4. FAR 52.212-3 and 52.212-5 are attached.
|_| are    |_| are not
               attached
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|X| 27b. CONTRACT/PURCHASE ORDER INCORPORATED BY REFERENCE. FAR 52.212-4. FAR
52.212-5 IS ATTACHED
|X| ARE
|_| ARE NOT ATTACHED
--------------------------------------------------------------------------------
28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES

|X| TO ISSUING OFFICE CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET
    FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL ITEMS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.
--------------------------------------------------------------------------------
29. AWARD OF CONTRACT: REFERENCE ________ OFFER

|_| DATED _____. YOUR OFFER ON SOLICITATION BLOCK 5 INCLUDING ANY
    ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS.
--------------------------------------------------------------------------------
30a. SIGNATURE OF OFFEROR/CONTACTOR

/s/ Kimberly Osgood
--------------------------------------------------------------------------------
30b. NAME AND TITLE OF SIGNER

Kimberly Osgood, CFO
--------------------------------------------------------------------------------
30c. DATE SIGNED

9/30/98
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31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

PHIL L. MCCONNELL
CONTRACTING OFFICER
--------------------------------------------------------------------------------
31b. NAME OF CONTRACTING OFFICER

/s/ Phil L. McConnell
PHIL L. MCCONNELL
--------------------------------------------------------------------------------
31c. DATE SIGNED

9/30/98
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32a. QUANTITY IN COLUMN 21 HAS BEEN

|_| RECEIVED |_| INSPECTED |_| ACCEPTED AND CONFORMED TO THE CONTRACT, EXCEPT AS
                               NOTED
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32b. SIGNATURE OF AUTHORIZED GOVT REPRESENTATIVE

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32c. DATE

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33. SHIP NUMBER  |_| PARTIAL |_| [ILLEGIBLE]

--------------------------------------------------------------------------------
34. VOUCHER NUMBER

--------------------------------------------------------------------------------
35. AMOUNT VERIFIED CORRECT FOR

--------------------------------------------------------------------------------
36. PAYMENT

|_| COMPLETE   |_| PARTIAL   |_| FINAL
--------------------------------------------------------------------------------
37. CHECK NUMBER

--------------------------------------------------------------------------------
38. S/B ACCOUNT NUMBER

--------------------------------------------------------------------------------
39. S/B VOUCHER NUMBER
--------------------------------------------------------------------------------
40. PAID BY

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41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

--------------------------------------------------------------------------------
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

--------------------------------------------------------------------------------
41c. DATE

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42a. RECEIVED BY (Print)

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42b. RECEIVED AT (Location)

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42c. DATE REC'D
YY/MM/DD:

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42d. TOTAL CONTAINERS

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

                                                                NMA2O1-98-C-0089
                                                                    Page 2 of 15


This action constitutes an undefinitized letter contract, NMA2O1-98-C-0089, between National Imagery and Mapping Agency (NIMA) and Template Software, Inc., for effort associated with the Statement of Work for the NIMA Geospatial Information Management Data Environment 2000 (GIMDE 2000) (DRAFT) dated 22SEP98, Attachment (1) hereto.

The not-to-exceed (NTE) ceiling value of this effort is $10,715,081.00 (reference Template Software, Inc. letter dated 28SEP98), pending definitization of a firm fixed price contract in accordance with the schedule included below. Initial contract funding, and total liability of the Government is limited to $312,000.00.

It is understood by the parties that commercial software delivered under this contract will be subject to license agreements that are mutually acceptable.

As soon as practicable and prior to final contract definitization, a mutually acceptable milestone payment schedule will be incorporated by modification hereto.

Terms and conditions of this letter contract NMA2O1-98-C-0089 are as follows:

CONTRACT
LINE ITEM      ITEM                                              TOTAL
NUMBER      DESCRIPTION                          QTY   UNIT      AMOUNT
================================================================================

0001        Contractor to provide all resources   1     LOT   NTE $10,715,081.00
            required to perform the effort
            described in the Statement of Work
            for the NIMA Geospatial Information
            Management Data Environment 2000
            (GIMDE 2000 (DRAFT) dated 22SEP98,
            Attachment (1) hereto. ACRN: AA/AB/AC

            Period of performance is from date of
            award through 30SEP99.

ACCOUNTING AND APPROPRIATION INFORMATION

CLIN/   PURCH REQ NO or MIPR
ACRN    AND ACCOUNTING CITATION                                   AMOUNT
--------------------------------------------------------------------------------
0001
AA      STMOWW82660100

        9790400.4800 294221 999-2550 S18119
        L2220000 MON LF15 6A200N XXXX                             $ 225,000.00

--------------------------------------------------------------------------------
Accounting and appropriation data established for ACRN AA is subject to availability of funds in accordance with FAR 52.232-18
--------------------------------------------------------------------------------

AB    STMOWW8271O100

                                                                NMA201-98-C-0089
                                                                    Page 3 of 15


        9770400.4800 284221 999-2550 S18119
        L2220000 60000N 0000 65410N XXXX                          $ 27,000.00

AC      STMOWW82710200

        9770400.4800 274421 999-2550 S18119
        L222 0000 600000 0000 65410J XXXX                         $ 60,000.00
                                                                  -----------

Total Funding CLIN 0001                                           $312,000.00

APPLICABLE CONTRACT CLAUSES:

52.212-4 Contract Terms and Conditions--Commercial Items. (AUG 1996)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727).

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe

                                                                NMA2O1-93-C-0089
                                                                    Page 4 of 15


weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the following address:

      DFAS-OM/FPD
      ATTN: Accounts Payable
      P0 BOX 7020
      Bellvue, NE 68005-1920.

At the same time as submittal of the original invoice, the contractor shall also send a copy to:

      NIMA
      ATTN: M. Wallach/PCU/Mailstop C99
      14675 Lee Road
      Chantilly, VA 20151-1715

An invoice must include--

(1) Name and address of the Contractor;

(2) Invoice date;

(3) Contract number, contract line item number and, if applicable, the order number;

(4) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(6) Terms of any prompt payment discount offered;

(7) Name and address of official to whom payment is to be sent; and

(8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this

                                                                NMA201-98-C-0089
                                                                    Page 5 of 15


contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment. Unless otherwise provided by an addendum to this contract, the Government shall make payment in accordance with the clause at FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment, which is incorporated herein by reference. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the contractor until, and shall pass to the Government upon acceptance, regardless of when or where the Government upon: (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its' sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted,

                                                                NMA2O1-98-C-0089
                                                                    Page 6 of 15


and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 251 related to whistle blower protections; and 49 U.S.C 40118, Fly American.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) the Assignments, Disputes, Payments, Invoice, Other Compliance's, and Compliance with Laws Unique to Government Contracts paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) other paragraphs of this clause; (7) the Standard Form 1449; (8) other documents, exhibits, and attachments; and (9) the specification.

Addenda to Clause 52.212-4:

(t) Packaging and Marking. All deliverables shall be packaged, packed and marked in accordance with normal commercial practices to prevent deterioration and damage during shipping, handling, and storage. The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited. The Contractor shall be responsible for removal and proper disposal of all packing and packaging materials from the applicable government facilities.

                                                                NMA201-98-C-0089
                                                                    Page 7 of 15


(u) Government Representatives. (1) The Government may, upon contract award or thereafter; name representatives with titles such as Project Officer, Contracting Officer's Representative (COR), and so on. Such individuals will be named in writing by the Contracting Officer, with individual responsibilities set forth at that time. (2) In any event, no such named individual has the authority to issue any direction under this contract either technical or otherwise, which constitutes a change to the terms, conditions, price or delivery schedule of the contract. Only the Contracting Officer is authorized to alter the terms and conditions of the contract in any manner.

(v) Special Contract Requirements.

(1) UNAUTHORIZED USE OF NIMA NAME, SEAL, AND INITIALS.

      (i) As provided in 10 U.S.C., 2422, no person may, except with the written permission of the Director, National Imagery and Mapping Agency (NIMA), knowingly use the words "National Imagery and Mapping Agency" or "Defense Mapping Agency", the initials, "NIMA" or "DMA", the seal of the National Imagery and Mapping Agency or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by the Director, NIMA.

      (ii) Whenever it appears to the Director, NIMA that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (i), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before such final determination, enter such restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.

(2) PERFORMANCE OF WORK ON GOVERNMENT PREMISES. The rules and regulations, whether in effect now or to go into effect in the future, at the premises where services are to be performed shall apply to the Contractor and its employees while working on the premises. These regulations include, but are not limited to: presenting valid identification for entrance, smoking restrictions, obtaining and using vehicle passes for all contractor-owned and/or privately owned vehicles, obeying posted directives, strict adherence to security and/or police directives, and safety procedures and directives.

(3) IDENTIFICATION BADGES.

      (i) It is a requirement of this contract that all contractor employees have an identification badge properly displayed on his/her person at all time while present at NIMA facilities. NIMA will issue

                                                                NMA201-98-C-0089
                                                                    Page 8 of 15


initial badges, upon receipt of the information identified below, without charge. Lost badges will be replaced at a charge. The contractor shall return all badges to NIMA when an employee leaves the employ of the contractor, is taken off this project, or upon completion of the contract.

      (ii) No later than 30 days prior to commencing delivery and installation, the Contractor shall forward to the Contracting Officer a list of all Contractor or subcontractor employees who will require access to NIMA facilities. This list must be on original company letterhead and signed by a responsible company official. The list shall contain the following information: (i) employee name (last, first, middle initial); (ii) social security number; (iii) complete home address; (iv) citizenship; and (v) date and place of birth. This list shall also include the name and phone number for the contractor's point of contact. Changes in personnel or the addition of personnel will be reported in the same manner throughout the life of the contract.

(4) Insurance. Pursuant to FAR 52.228-5, Insurance - Work on a Government Installation, the contractor shall acquire and maintain during the entire performance period of this contract, insurance of at least the following kinds and minimum amounts as set forth below:

      (i) Workman's Compensation and Employer's Liability Insurance: In accordance with amounts specified by the laws of the state of Missouri.

      (ii) General Liability Insurance: Bodily injury liability in the minimum amount of $500,000 per occurrence.

      (iii) Automobile Liability Insurance: In the amounts of at least $200,000 per person and $500,000 per occurrence for bodily injury and $200,000 per occurrence for property damage.

Execution of this proposal/contract shall constitute certification that the contractor is in compliance with all contractual requirements and applicable State or Federal laws with respect to insurance requirements.

(5) Year 2000 Compliance-- Commercial Supply Items

The contractor shall ensure that all information technology such as: hardware; software; and firmware delivered under this contract that is required to perform date/time processing involving dates subsequent to December 31, 1999, be Year 2000 compliant pursuant to the definition below;

Definition: Year 2000 compliant means, with respect to information technology, that the information technology accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extend that

                                                                NMA201-98-C-0089
                                                                    Page 9 of 15


other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(6) Clauses Incorporated by Reference

(i) Deleted.

(ii) 52.245-2 Government Property (Fixed-Price Contracts). (DEC 1989) -- Alternate I (APR 1984).

(iii) 52.232-18 Availability of Funds. (APR 1984)

(7) Clauses Incorporated in Full Text

(i) 52.216-24 Limitation of Government Liability. (APR 1984)

      (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $312,000.00 dollars.

      (b) The maximum amount for which the Government shall be liable if this contract is terminated is $312,000.00 dollars.

(End of clause)

(ii) 52.216-25 Contract Definitization. (OCT 1997)

      (a) A Firm Fixed Price (FFP) definitive contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Firm Fixed Price proposal and cost or pricing data supporting its proposal.

      (a) The schedule for definitizing this contract is:

            Milestone/Activity                        Estimated Date
            ========================================================
            Submission of Proposal                    15NOV98
            Negotiation Target Date                   10JAN99
            Definitizing Modification Issued          15FEB99

      (c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) of this section, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with

                                                                NMA2O1-98-C-0089
                                                                   Page 10 of 15


      completion of the contract subject only to the Limitation of Government Liability clause.

            (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by -

                  (i) All clauses required by the FAR on the date of execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

                  (ii) All clauses required by law as of the date of the Contracting Officer's determination; and

                  (iii) Any other clauses, terms, and conditions mutually agreed upon.

            (2) To the extent consistent with subparagraph (c) (1) of this section, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

(End of clause)

52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items. (AUG 1996)

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

(1) 52.222-3, Convict Labor (E.O. 11755); and

(2) 52.233-3, Protest After Award (31 U.S.C 3553).

(b) The Contractor agrees to comply with the FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer shall check as appropriate.)

|X| (1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

|X| (2) 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity (41 U.S.C. 423).

|_| (3) 52.219-8, Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (15 U.S.C. 637 (d) (2) and (3));

                                                                NMA2O1-98-C-0089
                                                                   Page 11 of 15


|_| (4) 52.219-9, Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (15 U.S.C. 637 (d)(4));

|_| (5) 52.219-14, Limitation on Subcontracting (15 U.S.C. 637(a) (14)).

|X| (6) 52.222-26, Equal Opportunity (E.O. 11246).

|X| (7) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 4212).

|X| (8) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793).

|X| (9) 52.222-37, Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212).

|_| (10) 52.225-3, Buy American Act--Supplies (41 U.S.C. 10).

|_| (11) 52.225-9, Buy American Act--Trade Agreements Act--Balance of Payments Program (41 U.S.C. 10, 19 U.S.C. 2501-2582).

|_| (12) Reserved.

|_| (13) 52.225-18, European Union Sanctions for End Products (E.O. 12849).

|_| (14) 52.225-19, European Union Sanctions for Services (E.O. 12849).

|_| (15) (i) 52.225-21, Buy American Act--North American Free Trade Agreement Implementation Act--Balance of Payments Program (41 U.S.C 10, Pub. L. 103-187).

|_| (15) (ii) Alternate I of 52.225-21.

|X| (16) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).

|_| (17) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241).

(c) The Contractor agrees to comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer check as appropriate.)

|_| (1) 52.222-41, Service Contract Act of 1965, As amended (41 U.S.C. 351, et seq.).

|_| (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

                                                                NMA201-98-C-0089
                                                                   Page 12 of 15


|_| (3) 52.222-43, Fair Labor Standards Act and Service Contract Act--Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

|_| (4) 52.222-44, Fair Labor Standards Act and Service Contract Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

|_| (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement
(CBA) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--

(1) 52.222-26, Equal Opportunity (E.O. 11246);

(2) 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans (38 U.S.C. 2012(a)); and

(3) 52.222-36, Affirmative Action for Handicapped Workers (29 U.S.C. 793).

                                                                NMA2O1-98-C-0089
                                                                   Page 13 of 15


(4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

252.212-7001 Contract terms and conditions required to implement statutes or Executive Orders applicable to Defense Acquisitions of commercial items. (NOV
1995)

(a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.247-7023, Transportation of Supplies by Sea, which is included in this contract by reference to implement 10 U.S.C. 2631.

(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive Orders applicable to acquisitions of commercial items or components.

|X| 252.205-7000 Provision of Information to Cooperative Agreement Holders (10 U.S.C. 2416)

|_| 252.206-7000 Domestic Source Restriction (10 U.S.C. 2304).

|_| 252.219-7001 Notice of Partial Small Business Set-Aside with Preferential Consideration for Small Disadvantaged Business Concerns (|_| Alternate I) (Section 9004, Pub. L.101-165(10 U.S.C.2301(repealed) note)).

|_| 252.219-7002 Notice of Small Disadvantaged Business Set-Aside (|_| Alternate
I) (15 U.S.C. 644).

|_| 252.219-7003 Small Business and Small Disadvantaged Business Subcontracting Plan (DoD Contracts) (15 U.S.C. 637).

|_| 252.219-7005 Incentive for Subcontracting with Small Businesses, Small Disadvantaged Businesses, Historically Black Colleges and Universities and Minority Institutions (|_| Alternate I) (Section 9004, Pub. L. 101-165(10 U.S.C.2301 (repealed)note)).

|_| 252.219-7006 Notice of Evaluation Preference for Small Disadvantaged Business Concerns (|_| Alternate I) (15 U.S.C. 644).

|X| 252.225-7001 Buy American Act and Balance of Payment Program (41 U.S.C. 10, E.O. 10582).

|X| 252.225-7007 Trade Agreements (10 U.S.C. 2501-2582).

|_| 252.225-7012 Preference for Certain Domestic Commodities.

|_| 252.225.7014 Preference for Domestic Specialty Metals (10 U.S.C. 2241 note).

                                                                NMA2O1-98-C-0089
                                                                   Page 14 of 15


|_| 252.225-7015 Preference for Domestic Hand or Measuring Tools (10 U.S.C. 2241 note).

|_| 252.225-7017 Preference for United States and Canadian Valves and Machine Tools (10 U.S.C. 2534 (c)(2)).

|_| 252.225-7027 Limitation on Sales Commissions and Fees (12 U.S.C. 2779).

|_| 252.225-7028 Exclusionary Policies and Practices of Foreign Governments (22 U.S.C. 2755).

|_| 252.225-7029 Restriction on Acquisition of Air Circuit Breakers (10 U.S.C.
(a) (3)).

|X| 252.225-7036 North American Free Trade Agreement Implementation Act.

|X| 252.227-7015 Technical Data-Commercial Items (10 U.S.C. 2320).

|_| 252.227-7037 Validation of Restrictive Markings on Technical Data (10 U.S.C.
2321).

|X| 252.233-7000 Certification of Claims and Requests for Adjustment or Relief (10 U.S.C. 2410).

|_| 252.242-7002 Submission of Commercial Freight Bills for Audit (31 U.S.C.
3726).

|X| 252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C.
2631).

|X| 252.249-7001 Notification of Substantial Impact on Employment (10 U.S.C. 2501 note).

                                                                NMA201-98-C-0089
                                                                   Page 15 of 15


                 CONTRACT DOCUMENTS, EXHIBITS, OR ATTACHMENTS:

Attachment 1      Statement of Work for the NIMA Geospatial Information
                  Management Data Environment 2000 (GIMDE 2000) (DRAFT) dated
                  22SEP98.

Attachment 2      DD254 DoD Contract Security Classification Specification

Attachment 3      Government Furnished Property List

                                      DRAFT

                                      SEAL

                      NATIONAL IMAGERY AND MAPPING AGENCY

                             Statement of Work (SOW)
                                     For The
                   National Imagery and Mapping Agency (NIMA)
             Geospatial Information Management Data Environment 2000

                                22 September 1998


                                                               NMA 201-98-C-0089
                                                                 Attachment (1)

                                     DRAFT

                               Table of Contents

1.0  INTRODUCTION ............................................................ 3

  1.1   Purpose .............................................................. 3

  1.2  Scope ................................................................. 3

  1.3  Background ............................................................ 4

2.0  APPLICABLE DOCUMENTS .................................................... 6

3.0  REQUIREMENTS ............................................................ 7

  3.1  Program Management .................................................... 7
    3.1.1  Program Organization, Planning, Monitoring, and Control ........... 7
    3.1.2  Management Reporting and Review ................................... 8
    3.1.3  Procurement and Subcontractor Management .......................... 8

  3.2  Coordination and Synchronization ...................................... 9
    3.2.1  United States Imagery and Geospatial Information System and
    NIMA Program Coordination ................................................ 9

  3.4  System Engineering ....................................................10
    3.4.1  System Engineering Management Planning ............................10
    3.4.2  Technical Reviews .................................................10
    3.4.3  Requirements Analysis .............................................10
    3.4.4  GIMDE 2K Design ...................................................11
    3.4.5  Software Development - Functional Software ........................12
    3.4.6  Software Development - Middleware .................................12
    3.4.7  Software Integration ..............................................13
    3.4.8  Test and Evaluation ...............................................13

  3.5  Development to Sites ..................................................14
    3.5.1  Site Installation and Integration Planning ........................14
    3.5.2  Site Preparation ..................................................14
    3.5.3  Installation and Checkout .........................................14
    3.5.6  Site Acceptance ...................................................15

  3.6  Training ..............................................................15

  3.7  Operations & Maintenance ..............................................15

4.0  CONTRACT DATA REQUIREMENTS ..............................................17

  4.1  Deliverable Documents .................................................17

5.0  ACRONYMS ................................................................18

                                      DRAFT

1.0 INTRODUCTION

Workflow management is a central activity in the production of geospatial information / intelligence. Its goal is to facilitate the efficient and effective use of resources in the production process. The accomplishment of this goal requires that a workflow management process be able to manage requirements, manage and schedule the production process, stage resources, measure the efficiency and effectiveness of the production process and report results. The effectiveness with which any workflow management application(s) supports these functions ultimately then determines the effectiveness of those responsible for the production of geospatial information with respect to both the quality and quantity of products they produce.

1.1 Purpose

The purpose and goals of Geospatial Information Management Data Environment 2000 (GIMDE 2K) are to:

o Replace the current non Year 2000 (Y2K) compliant workflow management functionality of the Digital Production System (DPS) Production Management Segment (PM/S) with a set of Y2K compliant tools;

o Utilize COTS tools to the greatest extent possible to implement the required functionality;

o     Implement the required functionality consistent with the USIGS
      Architecture;

o Provide additional functionality beyond that currently supported by PM/S consistent with schedule and cost constraints;

o Support Full Operational Capability (FOC) of required functionality by August 1999.

The purpose of the GIMDE 2K Statement of Work (SOW) is to delineate program tasks associated with implementing requirements associated with the GIMDE 2K management applications. The GIMDE 2K Concept of Operations (CONOPS) and Functional Requirements Document (FRD) define these requirements at the highest level. In addition, this SOW delineates tasks associated with the management, coordination and synchronization, systems engineering, deployment and training associated with the GIMDE 2K management applications excluding Geospatial Product Tool (GPT).

1.2 Scope

This SOW encompasses GIMDE 2K workflow management applications, and their requisite interface(s), inclusive of requirements and order entry analysis, preplanning, planning, production scheduling, workflow planning, workflow scheduling, and metrics collections and analysis used to support the compilation, analysis and production of geospatial intelligence / information as identified in the GIMDE 2K CONOPS exclusive of GPT. It includes applications in support of activities at the National Imagery

                                      DRAFT

and Mapping Agency (NIMA) Bethesda, Reston and St. Louis centers. Since the workflow management process interacts with processes distributed among many software applications and systems any workflow management system must have the capability to interface with these software applications and systems. USIGS Interoperability Profile (UIP) documentation identifies interface standards to which GIMDE 2K will be built.

1.3 Background

NIMA was formally established by the Department of Defense on 1 October 1996, and tasked to provide timely, relevant and accurate imagery and geospatial intelligence / information in support of national security objectives. The formation of NIMA brought together a diverse group of operational entities with a broad array of missions, processes and methodologies. Successful integration of these individual missions, processes and methodologies is critical to realization of NIMA's strategic objectives. The United States Imagery and Geospatial Information System (USIGS) is designed to support the overall integration of NIMA by providing a common information systems architecture. A main objective of USIGS is the definition of a set of standard interfaces to reduce the cost of change and improve interoperability within the IGC. Additional objectives of USIGS include: the reduction redundant functionalities; facilitating the injection of new technologies; and promoting reductions in overall life cycle costs.

USIGS is being defined, implemented, and fielded in phases as resources and mission requirements dictate. The initial phase addresses the integration of geospatial and imagery systems to reduce redundancies, increase commonality and standardization, and improve interoperability between internal and external customers. USIGS development will be an evolutionary process. Critical to this process will be the achievement of the following objectives:

o     Interoperability and seamless access;

o     Elimination of data redundancy;

o     Standardization of software applications and interfaces;

o Provision of functionalities as outlined in the NIMA Operations Directorate Vision and USIGS Operational Architecture;

o     Alignment with commercial standards and technical direction.

USIGS functionality can be categorized into the following four elements that perform, support or manage processes associated with the production of imagery and geospatial intelligence / information:

o Information Management: Responsible for providing applications and tools to support the management of user resource requirements, task scheduling and allocation, performance monitoring, and status reporting;

                                      DRAFT

o Archive and Dissemination: Provides the mechanisms to store USIGS information, tools to access it, structure it, and deliver it in a timely manner;

o Exploitation: Provide tools and applications to support the data exploitation and analysis, and product generation process;

o Infrastructure: Provides the necessary support functions and communications to facilitate the exchange of information among the tools and applications provided by other USIGS elements.

Workflow management makes up a subset of the Information Management functionalities defined by the USIGS. Workflow management encompasses the processes by which customer needs are translated into exploitation and product generation tasks; the allocation and scheduling of resources, to include personnel, data, tools and equipment; the staging of material required to support tasks; the maintenance of production status information; and capturing metrics by which the production performance is measured.

                                      DRAFT

2.0 APPLICABLE DOCUMENTS

The following documents of the exact issue shown form a part of this Statement of Work (SOW) to the extent specified herein.

o USIGS Evolutionary Phased Implementation Plan, CLIN 01 FY98, September 1997 (Draft)

o     USIGS Systems Architecture Description, Volume I, September 1997 (Draft) -

o     USIGS Interoperability Profile (UIP), 28 July 1998

o Geospatial Information Management Data Environment 2000, Functional Requirements Document (FRD), 1 July 1998 Draft

o Geospatial Information Management Data Environment 2000, Concept of Operations, 4 August 1998 Draft

                                      DRAFT

3.0 REQUIREMENTS

The GIMDE 2K CONOPS and FRD define the minimum set of high level requirements for any GIMDE 2K deliverable(s). It is anticipated that any delivered application(s) will also include additional workflow management capabilities consistent with schedule and cost constraints. In addition, strong consideration should be given to overall system flexibility, scalability and maintainability as it relates to future capability enhancements and reduced life-cycle costs.

Specific tasking requirements as they relate to program management, coordination and synchronization, configuration management, systems engineering, and deployment are detailed in the remainder of this document. Data requirements with the exception of software deliverables as they relate to this SOW are detailed in the Contract Data Requirements List (CDRL) and are also listed with their associated tasking within their appropriate subsection. The Contractor shall ensure that all data elements listed in the CDRL are delivered to the Government as specified in the contract or in the CDRL. In the event that the any CDRL data element is revised or updated the Contractor shall ensure that the GIMDE 2K Program Office is provided an updated or revised copy of that element as soon as it is available.

3.1 Program Management

3.1.1 Program Organization, Planning, Monitoring, and Control

The Contractor shall establish a formal organization responsible for executing the total effort required by the contract. The contractor shall establish a clear line of authority among all organizational elements (including subcontractors). Roles, responsibilities, and reporting requirements shall be established for each organizational element.

The Contractor shall appoint a full-time Contractor Program Manager (CPM) who has the responsibility for accomplishment of all tasks to be performed under the contract to include the direction and coordination of management and engineering efforts, interfaces, and program interactions. The CPM shall be the primary technical liaison between the program and the Contractor's corporate organization, between the Contractor and subcontractors, and between the Contractor and the Government, for all technical matters relating to the contract.

The Contractor shall develop and maintain a GIMDE 2K Program Management Plan
(PMP). The PMP shall:

o Establish the Contractor's program organization, structure, authority, roles, responsibilities, and internal reporting relationships;

o     Establish program management procedures and policies;

o     Reference the Program Master Schedule.

                                      DRAFT

The Contractor shall develop and maintain a Program Master Schedule that defines the schedule of all tasks, milestones, and deliverables to include dependencies. The Program Master Schedule shall consist of a top-level schedule and lower tier schedules showing increasing levels of detail down to an including the subtask level. The Contract shall implement controls to ensure that only Government authorized changes are made to the Program Master Schedule (PMS).

(CDRL A-00l, Program Management Plan)
(CDRL A-002, Program Master Schedule)

3.1.2 Management Reporting and Review

The Contractor shall monitor and report program status and progress against identified program goals and milestones. The PMS shall be the key reference document for planning, controlling, and reporting requirements of the GIMDE 2K. The Contractor shall ensure that schedule and status reporting is in accordance with the PMS and contractual requirements.

The Contractor shall conduct a monthly Program Management Review (PMR) at his facility. Attendance at the PMRs will include the Government, the GIMDE 2K Contractor, and subcontractors as required. All other attendees will be at the option of the Government, and may include support contractors and contractors from other USIGS elements. The initial PMR shall be held within 30 days of contract award. Each PMR shall address schedule status, proposed changes to the Master Schedule, technical accomplishments, issues, risks, and planned activities. The PMR shall address other technical and programmatic topics as directed by the Government.

The Contractor's facilities for the PMR shall support Government only meetings and side meetings as well as personnel, data, materials and equipment necessary to carry out an efficient and effective meeting. In addition, the Contractor's facilities shall support the holding of concurrent Executive Sessions in order to address specific issues as identified by the Government.

The Government may schedule or the Contractor may request that the Government schedule Technical Exchange Meetings (TEMs). The Contractor shall support all TEMs scheduled by the GIMDE 2K Program Office.

The Contractor shall provide Agendas, Briefing Charts, and Minutes for all formal meetings and reviews. The Contractor shall deliver drafts of Agendas and Briefing Charts, as appropriate, one week prior to the meeting.

3.1.3 Procurement and Subcontractor Management

The Contractor shall manage the procurement of software items as well as other support and services as required to satisfy the contract and not specifically identified as government furnished. The Contractor shall maintain inventory control for all items purchased or provided by the Government in support of the

                                      DRAFT

contract. The Contractor shall pass down to the subcontractor(s) all contract requirements applicable to the subcontracted effort.

The Contractor shall review each subcontractor's progress and status and communicate the results to the Government at the PMRs. The Contractor shall also ensure that the results of subcontractor reviews are incorporated on the PMS.

The Contractor shall supply Subcontractor Management to procure those items where the purchase's scope dictates that the purchase be governed by a contract mechanism rather that a purchase order. The Contractor shall seek Government approval of purchases above a limit negotiated as part of the contract award, made in support of contract execution. Approvals shall be sought al least 120 days prior to the required delivery/integration or on a shorter schedule as approved by the CO.

3.2 Coordination and Synchronization

3.2.1 United States Imagery and Geospatial Information System and NIMA Program Coordination

To ensure maximum consistency with USIGS objectives and requirements the Contractor shall collect and analyze USIGS requirements as defined in the USIGS Systems Architecture Description, Volume I and other controlling documents as may be defined applicable to GIMDE 2K. In addition, the Contractor shall establish and maintain a working relationship[SCI] with other NIMA program personnel with anticipated interfaces to GIMDE 2K including but not limited to activities being due under the auspices of NIMA Storage and Delivery (SD), NIMA MOR and NIMA Exploitation Systems (ES). The Contractor shall maintain relationships with both key Government and contractor personnel. The Contractor shall attend and participate in technical and management meetings relevant to other appropriate NIMA programs. The Contractor shall monitor, mitigate and resolve any technical, management, or schedule conflicts which may impact the design, development, and implementation of the GIMDE 2K management applications and interfaces as defined by this SOW. The Contractor shall obtain Government concurrence prior to implementation of any mitigation strategy, which may adversely impact GIMDE 2K schedules or costs. The Contractor shall report on all coordination activities excluding those conducted exclusively via telephone. The Contractor shall provide copies of the reports to the GIMDE 2K Program Office. The report shall identify a point of contact by name and telephone number of a Contractor representative with cognitive knowledge, a brief description of the subjects covered, as well as the time and date held.

(CDRL A-003, Coordination Reports)

                                      DRAFT

3.4 System Engineering

3.4.1 System Engineering Management Planning

The Contractor shall develop and maintain the GIMDE 2K Software Development and Integration Plan (SDIP) which will detail the GIMDE 2K development and integration methodology. The Contractor shall perform the systems engineering tasks using the Contractor's proposed best practices, as approved by the Government.

(CDRL A-004, Software Development and Integration Plan)

3.4.2 Technical Reviews

As part of GIMDE 2K engineering management the Contractor shall schedule and conduct technical reviews. The timing, number and content of the technical review required will be based on negotiations between the Contractor and Government prior to contract award. The following represent examples of the types of technical reviews expected to be conducted:

o     Requirements Reviews (RR);

o     System Design Reviews (SDR);

o     Test Readiness Reviews (TRR).

The Contractor shall schedule and conduct technical reviews at the Contractor facility or facility identified by the Government and shall maintain a list of action items for resolution resulting from these reviews. The Contractor shall maintain an action item tracking system to ensure adequate follow-up and resolution. The Contractor shall report the status of action items maintained in this system as part of the monthly PMR.

The Contractor shall coordinate the time and location of technical reviews to minimize the impact on Government resources and travel.

(CDRL A-005, Action Items)
(CDRL A-006, Agendas, Briefing Charts, and Minutes)

3.4.3 Requirements Analysis

The Contractor shall conduct a Requirements Analysis in order to identify, validate and develop a set of detailed GIMDE 2K requirements. The GIMDE 2K detailed requirements set shall include user, functional, and interface requirements. The Contractor shall ensure that detailed user, functional, and interface requirements are consistent with the USIGS architecture.

                                     DRAFT

The Contractor shall use the GIMDE 2K FRD and CONOPS as well as perform modeling and prototyping as necessary in order to establish a set of detailed user, functional and interface requirements. The set of GIMDE 2K detailed requirements derived shall be sufficient to:

o Ensure a common (end user, service provider, and development personnel) understanding of requirements;

o     Ensure requirements are complete, consistent, and testable;

o     Allocate each requirement to hardware and / or software and potential CIs;

o Define the inputs, outputs and processes for every function at the potential CI level.

The Contractor shall document the detailed requirements derived in a GIMDE 2K Requirements Specification. The Contractor shall ensure traceability between detailed requirements and high level requirements and document that traceability in the GIMDE 2K Requirements Specification.

The Contractor shall consider at least the following as the basis for the requirements analysis effort:

o     GIMDE 2K FRD;

o     NIMA Business Plan;

o     GIMDE 2K CONOPS;

o     GIMDE 2K Prototyping Efforts;

o     NIMA Operations Directorate Vision.

(CDRL A-007, Requirements Specification)

3.4.4 GIMDE 2K Design

The Contractor shall analyze, define, allocate and document the GIMDE 2K design. The Contractor shall employ modeling, and prototyping as appropriate in order to analyze design alternatives and identify associated tradeoffs in the areas of performance, functionality, schedule, risk, operability, maintainability and user acceptance.

The Contractor shall recommend specific alternatives to be implemented in the GIMDE 2K design. Subject to Government concurrance, the recommended alternatives shall be documented in the GIMDE 2K management application(s) System Design Document (SDD). The GIMDE 2K SDD shall identify and describe all COTS software (by vendor, title, and release) as well as all GOTS or development software employed in the design. In addition the SDD shall identify all GIMDE 2K interfaces, internal and external, temporary, and permanent to be incorporated into the design of GIMDE 2K as defined a

                                      DRAFT

within the scope of this SOW. The Contractor shall indicate interface type and access method to be used for each interface.[SC2].

The Contractor shall partition GIMDE 2K design into Computer Software Configuration Items (CSCIs), and manual operations and document it in the GIMDE 2K SDD. The Contractor shall analyze GIMDE 2K detailed requirements and allocate these requirements to individual CSCIs, or manual operations and document it in the GIMDE 2K SDD. The incorporation of previously developed items and Government Furnished Property (GFP) shall be considered in the partitioning of GIMDE 2K.

The Contractor shall provide the Government a Software Design Description
(SWDD), which will document the design of all development COTS and GOTS, CSCIs that are part of the GIMDE 2K. In addition, the Contractor shall provide the Government an Interface Design Description (IDD) which shall provide detailed information as to design of all interfaces incorporated into the design.

The Contractor shall ensure that the GIMDE 2K detailed requirements are met or exceeded by the GIMDE 2K design. The Contractor shall demonstrate that the detailed requirements of the GIMDE 2K have been met or exceeded and are testable based on the GIMDE 2K design.

(CDRL A-008, System Design Document)
(CDRL A-009, Software Design Description)
(CDRL A-010, Interface Design Description)

3.4.5 Software Development - Functional Software[SC3]

The Contractor shall maintain a Software Development Environment (SDE) to support all software development and integration activities. The Contractor shall conduct Functional software development activities as necessary consistent with the GIMDE 2K design. The Contractor shall report the status of all Functional software development activities as part of the GIMDE 2K PMR. The Contractor shall employ SDE tools to support Functional software development activities. The Contractor shall document all ongoing and finalized Functional software development activities in a Software Product Specification (SPS). The Contractor shall deliver a SPS for each discrete Functional software product developed. In addition the Contractor shall develop appropriate user, operations, and maintenance documentation to support the efficient and effective use, operation and maintenance of the developed Functional software.

(CDRL A-011, Software Product Specification)

3.4.6 Software Development - Middleware

The Contractor shall conduct Middleware development activities as necessary consistent with the GIMDE 2K design. The Contractor shall report the status of all Middleware development activities as part of the monthly PMR. The Contractor shall employ additional SDE tools to support Middleware software development activities. The Contractor shall document all ongoing and finalized Middleware software development activities in a SPS. The Contractor shall deliver a SPS for each discrete Middleware software product developed. In addition, the Contractor shall develop appropriate

                                      DRAFT

operations, and maintenance documentation to support the efficient and effective operation and maintenance of the developed Middleware software.

(CDRL A-011, Software Product Specification)

3.4.7 Software Integration

The Contractor shall conduct software integration activities as necessary consistent with the GIMDE 2K Government reviewed design. The Contractor shall report the status of all integration activities as part of the GIMDE 2K PMR. The Contractor shall maintain a Software Development Environment (SDE) sufficient to support all required software integration activities. The Contractor shall employ additional SDE tools to support required software integration activities. The Contractor shall document all ongoing and finalized integration activities in the appropriate SPS.

The Contractor shall update developed user, operations and maintenance documentation and manuals to ensure they reflect software changes generated as the result of any integration activity. The Contractor shall deliver user, operations, and maintenance documentation and manuals.

(CDRL A-012, Software User, Operations, and Maintenance Manuals and
Documentation: Development)

3.4.8 Test and Evaluation

The Contractor shall develop a GIMDE 2K Test Plan (TP), which shall govern all test and evaluation activities. The Contractor shall verify by means of the TP that all requirements of GIMDE 2K defined within the scope of this SOW have been met or exceeded. The TP shall detail test procedures and test scenarios to be followed as part of the evaluation process for each software deliverable defined with the scope of this SOW. The TP shall also include a detailed schedule as to the timing of all test and evaluation activities defined in the TP consistent with the PMS. The TP shall encompass all factory acceptance-testing activities. Factory acceptance testing as defined within this SOW includes: unit testing of each software deliverable defined within the scope of this SOW; subsystem testing both with respect to the software deliverables defined with the scope of this SOW, the Management Data Library (MDL) Information Access Services (IAS) and the GPT. The Contractor shall document instances in which test procedures fail to provide proof that a GIMDE 2K requirement(s) has been met in the form of a Discrepancy Report (DR). The Contractor shall repeat both unit and subsystem level testing if changes are made to a software deliverable after unit level tests on that software deliverable has been completed. The Contractor shall conduct unit and subsystem level testing consistent with GIMDE 2K PMS. The Contractor shall not be responsible for testing at the unit level, COTS software deliverables that have not been modified as the result of this acquisition.

The Contractor shall perform all test and evaluation activities identified in the TP at the Contractors facility. The Contractor's test environment shall support or simulate a complete site configuration. In addition the Contractor shall document instances in which individual test procedures result in the system not performing as anticipated, but not associated with a requirement in the form of a Discrepancy Report (DR). The Contractor shall conduct Test Readiness Reviews and incorporate them into the TP as

                                      DRAFT


negotiated with the Government. The Contractor shall ensure software deliverables, which have passed factory acceptance testing as defined by this SOW, are delivered to the Reston NIMA Production Facility (NPF) consistent with the PMS.

(CDRL A-013, Test Plan)
(CDRL A-014, Discrepancy Report)

3.5 Deployment to Sites[SC4]

3.5.1 Site Installation and Integration Planning [SC5]

The Contractor shall develop a Site Installation and Integration Plan (SIIP). The SIIP shall include a deployment schedule as to time and place as well as document specific site preparation activities including assuring the availability of all required software, hardware, communications, and personnel resources. The SIIP shall also document site installation and integration activities required to deploy and activate the GIMDE 2K software deliverables defined within the scope of this SOW. The SIIP shall also identify the individual(s) assigned the responsibility for ensuring they are performed. The Contractor shall seek to minimize the impact on site operation when developing the SIIP. The Contractor shall coordinate with site personnel and perform site visits as required in developing the SIIP.

(CDRL A-015, Site Installation and Integration Plan)

3.5.2 Site Preparation

The Contractor shall confirm no later than 45 working days prior to scheduled installation, that the receiving site is ready for GIMDE 2K installation. The Contractor shall confirm that the necessary hardware, software, communications capabilities, documentation and personnel are in place and ready for installation and activation of the GIMDE 2K. The Contractor shall notify the Government within 5 working days of discovery of any site deficiencies that would prevent successful site installation and activation.

(CDRL A-016, Site Readiness Checklist)

3.5.3 Installation and Checkout

The Contractor shall schedule and coordinate all site installation activities with the appropriate site officials. The Contractor shall perform all activities and services necessary to install and activate the GIMDE 2K software deliverables defined within the scope of this SOW, e.g., assembly, installation, checkout, and connection to site infrastructure. The Contractor shall perform a product checkout, and perform any necessary corrective actions to complete the process, following the procedures described in the Site Installation and Integration Plan.

                                      DRAFT

The Contractor shall notify the Government of any installation and/or checkout problems that may or did prevent successful installation or site acceptance. The Contractor shall initiate corrective action to resolve the problem. The Contractor shall document the site installation and checkout process using the Government approved checklist.

(CDRL A-017, Installation and Checkout Checklist)

3.5.6 Site Acceptance

The Contractor shall support the Government in the execution of site acceptance testing and Operational Readiness Reviews (ORR) to include technical, operations and maintenance support. The Contractor shall assist the Government in verifying that the GIMDE 2K software deliverables defined with in the scope of this SOW meet documented requirements. The Contractor shall report problems via DRs. The Contractor shall provide initial training as to the installation, operations and maintenance of GIMDE 2K products.[SC6]

3.6    Training

The Contractor shall provide subject matter experts related to the design, implementation, operations, and maintenance of the software deliverables defined within the scope of this SOW. These subject matter experts shall support the Government and other organizations identified by the Government in developing courseware specific to the software deliverables defined within the scope of this SOW. The Contractor shall review the GIMDE 2K CONOPS and Training Management Plan (TMP) and provide recommended changes to the number of staff level required to operate and maintain the software deliverables defined within the scope of this SOW.

The Contractor shall develop a GIMDE 2K Staffing and Training Skills Assessment Report (STSAR), which shall at a minimum, identify:

o The number, type and staff level of individuals required to support operations and maintenance activities associated with each software deliverables defined within the scope of this SOW;

o The knowledge, skills, and abilities both technical and non-technical required of each user type (as defined in the TMP) for each software deliverables defined within the scope of this SOW;

o Assumptions as prerequisite skills held by user type and the new skills that are expected to be taught as the result of the training regiment developed;

o Recommendations as to the content; method and media to use to provide initial and sustainment training for each user type;

(CDRL A-018, Staffing and Training Skills Assessment Report)

3.7 Operations & Maintenance

                                      DRAFT

The Contractor shall be responsible for the operations and maintenance of all GIMDE 2K software deliverables defined within the scope of this SOW through the end of the October 1999. As directed by the Government, the Contractor shall implement and support transition of operations and maintenance to in house site operations and maintenance or contracted third party. The Contractor shall define and implement GIMDE 2K operations and maintenance program, policies, and procedures. Operations and maintenance activities shall include but are not limited to:

o The installation of upgrades as available and by approval of the Government;

o     Reloading software;

o     The maintenance of user profiles;

o     The correction of software anomalies.

                                      DRAFT


4.0 CONTRACT DATA REQUIREMENTS

4.1 Deliverable Documents

Except as noted in the "Format" column of Table 4.1, the Contractor shall utilize best practices, processes, or procedures, which has been approved by the Government through contract negotiation with respect to the production, structure and content of all GIMDE 2K contact deliverables specified in this SOW unless otherwise directed by the Government.

                                    Table 4.1
                              Deliverable Documents

--------------------------------------------------------------------------------------------------------------------
Number            CDRL Title                            Initial               Updates               Para      Format
                                                       Submittal
====================================================================================================================
A-001    Program Management Plan                     CA + 2 days           At initial PMR.          3.1.1     Contr.
                                                                           then as required
--------------------------------------------------------------------------------------------------------------------
A-002    Program Master Schedule                     CA + 2 days           Monthly                  3.1.1     Contr.
--------------------------------------------------------------------------------------------------------------------
A-003    Coordination Reports                        As Required           As Required              3.2.1     Contr.
                                                                                                    3.2.2
--------------------------------------------------------------------------------------------------------------------
A-004    Software Development and Integration        CA + 1 month          As Required              3.4.1     Contr.
         Plan
--------------------------------------------------------------------------------------------------------------------
A-005    Action Items                                As Required           As Required              3.4.2     Contr.
--------------------------------------------------------------------------------------------------------------------
A-006    Agendas, Briefing Charts, and Minutes       As Required           As Required              3.4.2     Contr.
--------------------------------------------------------------------------------------------------------------------
A-007    Requirements Specification                  With RR               As Required              3.4.3     Contr.
--------------------------------------------------------------------------------------------------------------------
A-008    System Design Document                      With DR               As Required              3.4.4     Contr.
--------------------------------------------------------------------------------------------------------------------
A-009    Software Design Description                 With DR               As Required              3.4.4     Contr.
--------------------------------------------------------------------------------------------------------------------
A-010    Interface Design Description                With DR               As Required              3.4.4     Contr.
--------------------------------------------------------------------------------------------------------------------
A-011    Software Product Specification              With DR               As Required              3.4.6     Contr.
                                                                                                    3.4.7
--------------------------------------------------------------------------------------------------------------------
A-012    Software User, Operations, and              DR + 2 months         Quarterly                3.4.8     Contr.
         Maintenance Manuals and
         Documentation; Development
--------------------------------------------------------------------------------------------------------------------
A-013    Test Plan                                   DR + 1 month          As Required              3.4.9     Contr.
--------------------------------------------------------------------------------------------------------------------
A-014    Discrepancy Report                          As Required           As Required              3.4.9     Contr.
                                                                                                    3.5.4
--------------------------------------------------------------------------------------------------------------------
A-015    Site Installation and Integration Plan      DR + I month          As Required              3.5.1     Contr.
--------------------------------------------------------------------------------------------------------------------
A-016    Site Readiness Checklist                    First site install    Each site install - 2    3.5.3     Contr.
                                                     - 2 months            months
--------------------------------------------------------------------------------------------------------------------
A-017    Installation and Checkout Checklist         First site install    Each site install        3.5.4     Contr.
--------------------------------------------------------------------------------------------------------------------
A-018    Staffing and Training Skills Assessment     With DR               As Required              3.6       Contr.
         Report
--------------------------------------------------------------------------------------------------------------------

                                      DRAFT

5.0 ACRONYMS

CA          Contract Award
CDRL        Contract Data Requirements List
CI          Configuration Item
CO          Contracting Officer
CONOPS      Concept of Operations
COTS        Commercial Off The Shelf
CPM         Contractor Program Manager
DR          Discrepancy Report
FOC         Full Operational Capability
FRD         Functional Requirements Document
GIMDE/2K    Geospatial Information Management Date Environment 2000
GOTS        Government Off The Shelf
GPT         Geospatial Product Tool
IDD         Interface Design Description
IGC         Imagery and Geospatial Community
NIMA        National Imagery and Mapping Agency
ORR         Operational Readiness Review
PMP         Program Management Plan
PMS         Program Master Schedule
PMR         Program Management Review
PM/S        Production Management Segment
RR          Requirements Review
SDD         System Design Document
SDE         Software Development Environment
SDIP        Software Development and Integration Plan
SDR         Systems Design Review
SIIP        Site Installation and Integration Plan
SOW         Statement of Work
SPS         Software Product Specification
CSCI        Computer Software Configuration Item
SWDD        Software Design Description
TEM         Technical Exchange Meeting
TP          Test Plan
TRR         Test Readiness Review
UIP         USIGS Interoperability Profile
USIGS       United States Imagery and Geospatial Information System

--------------------------------------------------------------------------------
                               DEPARTMENT OF DENSE
                 CONTRACT SECURITY CLASSIFICATION SPECIFICATION

      (The requirements of the DOD Industrial Security Manual apply to all security aspects of this effort)
--------------------------------------------------------------------------------
1. CLEARANCE AND SAFEGUARDING
--------------------------------------------------------------------------------
a. FACILITY CLEARANCE REQUIRED
Top Secret
--------------------------------------------------------------------------------
b. LEVEL OF SAFEGUARDING REQUIRED
Top Secret
--------------------------------------------------------------------------------
2. THIS SPECIFICATION IS FOR: (X and complete as applicable)
--------------------------------------------------------------------------------
|_| a. PRIME CONTRACT NUMBER
    NMA 201-98C-0089
--------------------------------------------------------------------------------
|_| b. SUBCONTRACT NUMBER
--------------------------------------------------------------------------------
|_| c. SOLICITATION OR OTHER NUMBER
--------------------------------------------------------------------------------
DUE Date (YYMMDD)
--------------------------------------------------------------------------------
3. THIS SPECIFICATION IS: (X and complete as applicable)
--------------------------------------------------------------------------------
|X| a. ORIGINAL (Complete date in cases)
--------------------------------------------------------------------------------
Date (YYMMDD)
981001
--------------------------------------------------------------------------------
|_| b. REVISED (Supersedes
    all previous specs)
--------------------------------------------------------------------------------
Revision No.
--------------------------------------------------------------------------------
Date (YYMMDD)
--------------------------------------------------------------------------------
|_| c. FINAL (Complete Item 5 in all cases)
--------------------------------------------------------------------------------
Date (YYMMDD)
--------------------------------------------------------------------------------
4. IS THIS A FOLLOW-ON CONTRACT? |_| YES |X| NO. If Yes, complete the following:

Classified material received or generated under ______________________________ Preceding Contract Number) is transferred to this follow-on contract
--------------------------------------------------------------------------------
5. IS THIS A FINAL DD FORM 254? |_| YES |X| NO, If Yes, complete the following:

In response to the contractors requested dated ________________, retention of the identified classified material is authorized for the period of ____________
--------------------------------------------------------------------------------
6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
--------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE
Template Software, Inc.
45365 Vintage Parl Plaza, Suite 100
Dulles Va. 20166
--------------------------------------------------------------------------------
b. CAGE CODE
4V725
--------------------------------------------------------------------------------
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
Defense Investigation Service (Fairfax Field Office)
7010 Little River Turn Pike Suite 310
Annandale Va. 22003-0308

(703) 428-0018
--------------------------------------------------------------------------------
7. SUBCONTRACTOR
--------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP CODE
Manugistics, Inc.
2113 East Jefferson Street
Rockville Md. 20852-4999
--------------------------------------------------------------------------------
b. CAGE CODE
--------------------------------------------------------------------------------
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
--------------------------------------------------------------------------------
8. ACTUAL PERFORMANCE
--------------------------------------------------------------------------------
a. LOCATION
Template Software, Inc.
45365 Vintage Parl Plaza, Suite 100
Dulles Va. 20166

Security Officer Mr. Robert Brown (703) 413-0694
--------------------------------------------------------------------------------
b. CAGE CODE
4V725
--------------------------------------------------------------------------------
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
Defense Investigation Service (Fairfax Field Office)
7010 Little River Turn Pike Suite 310
Annandale Va. 22003-0308

(703) 428-0018
--------------------------------------------------------------------------------
9. GENERAL IDENTIFICATION OF THIS PROCUREMENT

Procurement of commercial Workflow and Production Planning software including the development and integration services associated with implementation of the software.
--------------------------------------------------------------------------------
10. THIS CONTRACT WILL REQUIRE ACCESS TO:                  YES         NO
--------------------------------------------------------------------------------
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION             X
--------------------------------------------------------------------------------
b. RESTRICTED DATA                                          X
--------------------------------------------------------------------------------
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION                           X
--------------------------------------------------------------------------------
d. FORMERLY RESTRICTED DATA                                             X
--------------------------------------------------------------------------------
e. INTELLIGENCE INFORMATION
--------------------------------------------------------------------------------
   (1) Sensitive Compartmented Information (SCI)            X
--------------------------------------------------------------------------------
   (2) Non-SCI                                              X
--------------------------------------------------------------------------------
f. SPECIAL ACCESS INFORMATION                                           X
--------------------------------------------------------------------------------
g. NATO INFORMATION                                         X
--------------------------------------------------------------------------------
h. FOREIGN GOVERNMENT INFORMATION                           X
--------------------------------------------------------------------------------
i. LIMITED DISSEMINATION INFORMATION                                    X
--------------------------------------------------------------------------------
j. FOR OFFICIAL USE ONLY INFORMATION                        X
--------------------------------------------------------------------------------
k. OTHER (Specify)                                                      X
--------------------------------------------------------------------------------
11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:      YES         NO
--------------------------------------------------------------------------------
a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER
   CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY                       X
--------------------------------------------------------------------------------
b. RECEIVE CLASSIFIED DOCUMENTS ONLY                                    X
--------------------------------------------------------------------------------
c. RECEIVE AND GENERATE CLASSIFIED MATERIAL                 X
--------------------------------------------------------------------------------
d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE          X
--------------------------------------------------------------------------------
e. PERFORM SERVICES ONLY                                                X
f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE
   U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST
   TERRITORIES                                                          X
--------------------------------------------------------------------------------
g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL
   INFORMATION CENTER (DTIC) OR OTHER SECONDARY
   DISTRIBUTION CENTER                                                  X
--------------------------------------------------------------------------------
h. REQUIRE A COMSEC ACCOUNT                                 X
--------------------------------------------------------------------------------
i. HAVE TEMPEST REQUIREMENTS                                            X
--------------------------------------------------------------------------------
j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                        X
--------------------------------------------------------------------------------
k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE                     X
--------------------------------------------------------------------------------
l. OTHER (Specify)                                          X
11. h.. COMSEC for STU III authorized.
--------------------------------------------------------------------------------
DD Form 254, DEC 90 (EF-V1) (perFORM PRO)        Previous editions are obsolete.

                                                                NMA201-98-C-0089
                                                                Attachment (2)

--------------------------------------------------------------------------------
12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate Government authority. Proposed public release should be submitted for approval prior to release.

      |_| Direct     |X| Through (Specify):

NIMA Westfields Security Office and HQ NIMA COmmand Information. No Public release of SCI is authorized.

      to the Directorate for Freedom of Information and Security review, Office of the Assistant Secretary of Defense (Public Affairs) for review. In the case of non-DOD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance need for this classified effort is listed below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guidelines/extracts reference herein. Add additional pages as needed to provide complete

This contract requires access to Sensitive Compartmented Information (SCI). The Director, National Imagery and Mapping Agency (NIMA) has exclusive responsibility for all collateral and SCI classified information release to or developed under this contract and held within the Contractor's SCI Facility
(SCIF). The Department of Defense (DoD) S-5105.21-MI, SCI Security Manual, Administrative Security: DoD TS.5105.21-M-2, COMINT Policy, and the Imagery Policy Series, Section 5, and all regulations, manuals, and directives stated therein provide program security classification guidance for personnel, information, physical, automated information systems (AIS), and technical security measures and are part of the SCI security classification specifications for this contract. Inquiries pertaining to SCI classification guideline determination or interpretation shall be directed to the Contracting Officer's Representative (COR) identified in the DD254.

The following security documentation also applies:

A. Executive Order 12968, Personnel Security Standards, 4 AUG 95.

B. DoD 5220.22-M, National Industrial Security Program (NISPOM) Operating Manula, Jan 95.

C. DoD 5220.22-M-Sup I, NISPOM, Operating Manual Supplement, Feb 95

D. Director of Central Intelligence Directive 1/16, 19 Jul 88, Security Policy for Uninform Protection of Intelligence Processes in Automated Information Systems, Jul 88, w/supplements

E. AIS Security Implementation Manual, AISSIM-200, 18 FEB 94 (Implementation guidance to the DCID 1/16.

F. National Imagery and Mapping Agency's Security Classification Guide

NIMA WF SSO/DATE:

/s/ Ron Shipp / 1 OCT 98
---------------------------------

COR: Joseph M. Pagano Jr. (703) 808-0594
--------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use
      Item 13 if additional space is needed.)

                                                                  |X| Yes |_| No
--------------------------------------------------------------------------------
15. INSPECTIONS. Elements of this Contract are outside the inspection responsibility of the cognizant security office. (If Yes, identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

                                                                  |X| Yes |_| No

NIMA WF SSO retains security cognizance over all collateral and SCI materials and equipment released under this contract effort. DSS is relieved of all inspection and/or oversight responsibility related to this contract.
--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING OFFICIAL

Melissa Wallach
--------------------------------------------------------------------------------
b. TITLE

Contracting Officer
--------------------------------------------------------------------------------
c. TELEPHONE (Include Area Code)

(703) 633-5838
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)

National Imagery and Mapping Agency (NIMA)
14675 Lee Road Chantilly, VA 20151-1715
ATTN: C99
--------------------------------------------------------------------------------
e. SIGNATURE

/s/ Melissa J. Wallach
--------------------------------------------------------------------------------
17. REQUIRED DISTRIBUTION

|X| a. CONTRACTOR

|X| b. SUBCONTRACTOR

|X| c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR

|_| d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION

|_| e. ADMINISTRATION CONTRACTING OFFICER

|X| f. OTHERS AS NECESSARY
--------------------------------------------------------------------------------
DD Form 254, DEC 90-(REVERSE) (EF-V1) (PerFORM PRO)

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------
1. CONTRACT ID CODE
--------------------------------------------------------------------------------
PAGE OF PAGES
  1       2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NUMBER

            PZ0001
--------------------------------------------------------------------------------
3. EFFECTIVE DATE

SEE BLOCK 16C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

        STMOWW83200200
--------------------------------------------------------------------------------
5. PROJECT NO. (if applicable)

             N/A
--------------------------------------------------------------------------------
6. ISSUED BY                                                           CODE ZM21

NATIONAL IMAGERY AND MAPPING AGENCY
14675 Lee Road
Chantilly, VA 20151-1715
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)                              CODE

ATTN: M. Wallach/PCU/mailstop C99
(703) 633-5838
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)

Template Software, Inc.
45365 Vintage Park Plaza Ste 100
Dulles, VA 20166

TIN 521042793
--------------------------------------------------------------------------------
CODE              FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B. DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER

|X|          NMA201-98-C-0089
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)

                 30SEP98
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)

9790400.4800 294221 999-2550 S18119 L2220000 MON LF15 6A200N XXXX INCREASE
$3,601,080.00
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS ON CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
|_| B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF PAR 43.103(b).
--------------------------------------------------------------------------------
|_|   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
|X|   D. OTHER (Specify type of modification and authority)

      PAR 43.103(n)(3)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor |_| is not |X| is required to sign this document and return ORIG copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF heading sections, including solicitation/contract subject matter where feasible.)

Refer to page 2, attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

/s/ Kimberly Osgood
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR

Kimberly Osgood
Chief Financial Officer
-----------------------------------------
(Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

11/25/98
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

PHIL L. MCCONNELL
CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

BY /s/ Phil L. McConnell
  ----------------------------------
  (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C. DATE SIGNED

30NOV98
--------------------------------------------------------------------------------
NSN 7540 152 6070                   30-105          STANDARD FORM 30 (REV 10 93)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53 243

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                                     Page 2 of 2

The purpose of this action, modification PZ0001 to NMA201-98-C-0089, is to:

o Partially definitize the letter contract. In order to effect this change, CLIN 0001AA is established at a Firm Fixed Price of $2,541,400.00. CLIN 0001 remains undefinitized at a not to exceed (NTE) value of $8,173,681.00.

o Incorporate full funding for CLIN 0001AA, add additional incremental funding for CLIN 0001, and adjust the Government liability information accordingly.

      Previous Funding          Increase this Mod      Total Funding Value
      (From)                    (By)                   (To)
      ----------------          -----------------      -------------------
      $312,000.00               $3,601,080.00          $3,913,080.00

o Remove the designation "subject to availability of funds" for funding previously provided (reference purchase requisition STMOWW82660100, amount $225,000.00).

o     Correct the payment office from DFAS Omaha, to NSA Fort Meade, MD.

o     Incorporate contractor certifications and representations by reference.

o Incorporate DFARS 252.204-7000 Disclosure of Information, per previous discussion with the contractor.

Except as expressly stated herein, all other terms and conditions of this contract remain unchanged.

Specific changes to the contract are effected via incorporation of change pages, attached hereto. As a result of this modification, the overall value of this contract remains unchanged.

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                              Replacement page 2

This action constitutes an undefinitized letter contract, NMA201-98-C-0089, between National Imagery and Mapping Agency (NIMA) and Template Software, Inc., for effort associated with the Statement of Work for the NIMA Geospatial Information Management Data Environment 2000 (GIMDE 2000) (DRAFT) dated 22SEP98, Attachment (1) hereto.

The not-to-exceed (NTE) ceiling value of this effort is $10,715,081.00 (reference Template Software, Inc. letter dated 28SEP98), pending definitization of a firm fixed price contract in accordance with the schedule included below. Initial contract funding, and total liability of the Government is limited to $3,913,080.00.

It is understood by the parties that commercial software delivered under this contract will be subject to license agreements that are mutually acceptable.

As soon as practicable and prior to final contract definitization, a mutually acceptable milestone payment schedule will be incorporated by modification hereto.

Terms and conditions of this letter contract NMA201-98-C-0089 are as follows:

CONTRACT
LINE ITEM    ITEM                                              TOTAL
NUMBER       DESCRIPTION                        QTY    UNIT    AMOUNT
--------------------------------------------------------------------------------
0001         Contractor to provide all           1     LOT     NTE $8,173,681.00
             resources required to perform the
             effort described in the Statement
             of Work for the NIMA Geospatial
             Information Management Data
             Environment 2000 (GIMDE 2000
             (DRAFT) dated 22SEP98, Attachment
             (1) hereto. ACRN: AA

             Period of performance is from
             date of award through 30SEP99.

0001AA       Contractor shall provide COTS       1     LOT     FFP $2,541,400.00
             software and resources associated
             with CLIN 0001 and as listed
             below for a FIRM FIXED PRICE as
             stated herein. ACRN: AA/AB/AC

             EIT Integration Class H Server 1 (QTY 1 @$600,000)
             EIT Corba Connector (QTY 1 @ $18,000)
             EIT Designer Kit (QTY 7 @$13,000)
             Foundation Development Environment (QTY 7 @ $10,000)
             Foundation class H Server 1 (QTY 1 $260,000)
             WFT-B Development Environment (QTY 16 @ $5,000)
             WFT-B Class H Server 1 (QTY 1 @ $130,000)

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                              Replacement page 3

              WEB Development Environment (QTY 5 @ $1,500)
              WEB Class H Server 1 (QTY 1 @ $26,000)
              Demand Planning (QTY 1 @ $267,500)
              Supply/C Planning (QTY 1 @ $422,000)
              AMS (QTY 2 sites @ $125,000)
              NetWorks Demand and Collaborate (QTY 1 Lot @ $225,000) Demand & Supply (Bundled) User Fee (QTY 10 users @ $12,000) AMS User Fee (QTY 10 users @ $12,000)
              CREDIT Prototype Fee (-$145,600)

ACCOUNTING AND APPROPRIATION INFORMATION

--------------------------------------------------------------------------------
CLIN                   PURCH REQ or MIPR                           AMOUNT
--------------------------------------------------------------------------------
ACRN                   ACCOUNTING CITATION
--------------------------------------------------------------------------------
0001
--------------------------------------------------------------------------------
                       PR# STMMOW82660100
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2530 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXXX                 $225,000.00
--------------------------------------------------------------------------------
                       PR# STMOWW83200200
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXXX               $1,146,680.00
--------------------------------------------------------------------------------
Total                  CLIN 0001 Funding                           $1,371,680.00
--------------------------------------------------------------------------------

0001AA
--------------------------------------------------------------------------------
                       PR# STMOWW82710100
--------------------------------------------------------------------------------
AB                     9770400.4800 234221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 60000N 0000 65410N XXXX               $27,000.00
--------------------------------------------------------------------------------
                       PR# STMOWW82710200
--------------------------------------------------------------------------------
AC                     9770400.4800 274421 999-2550 S18119
--------------------------------------------------------------------------------
                       L222 0003 630000 0000 65410J XXXX              $60,000.00
--------------------------------------------------------------------------------
                       PR# STMOWW83200200
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXX                $2,454,433.00
--------------------------------------------------------------------------------
Total                  CLIN 0001AA Funding                         $2,541,400.00
--------------------------------------------------------------------------------

TOTAL                  OVERALL CONTRACT FUNDING                    $3,913,080.00
--------------------------------------------------------------------------------

APPLICABLE CONTRACT CLAUSES:

52.212-4 Contract Terms and Conditions--Commercial Items. (AUG 1996)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                              Replacement page 4

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727)

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the following address:

       NSA Finance and Accounting
       ATTN: Accounts Payable
       PO BOX 400
       Ft. Meade, MD 20755-6000

At the same time as submittal of the original invoice, the contractor shall also send a copy to:

       NIMA
       ATTN: M. Wallach/PCU/Mailstop C99
       14675 Lee Road
       Chantilly, VA 20151-1715

An invoice must include--

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                             Replacement page 4a

(1) Name and address of the Contractor;

(2) Invoice date;

(3) Contract number, contract line item number and, if applicable, the order number;

(4) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(6) Terms of any prompt payment discount offered;

(7) Name and address of official to whom payment is to be sent; and

(8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement or, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                              Replacement page 9

other information technology used in combination with the information technology being acquired, properly exchanges date/time-data with it.

(6) Clauses Incorporated by Reference

(i) Deleted.

(ii) 52.245-2 Government Property (Fixed-Price Contracts). (DEC 1989) -- Alternate I (APR 1984)

(iii) 52.232-18 Availability of Funds. (APR 1984)

(iv) 52.212-3 Offeror Representations and Certification -- Commercial Items (JAN
1997)

(7) Clauses Incorporated in Full Text

(i) 52.216-24 Limitation of Government Liability. (APR 1984)

      (a) In performing this contract, the contractor is not authorized to make expenditures or incur obligations exceeding $3,913,080.00 dollars.

      (b) The maximum amount for which the Government shall be liable if this contract is terminated is $3,913,080.00 dollars.

(End of clause)

(ii) 52.216--25 Contract Definitization. (OCT 1997)

      (a) A Firm Fixed Price (FFP) definitive contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Firm Fixed Price proposal and cost or pricing data supporting its proposal.

      (b) The schedule for definitizing this contract is:

            Milestone/Activity                    Estimated Date
            ----------------------------------------------------
            Submission of Proposal                15NOV98
            Negotiation Target Date               10JAN99
            Definitizing Modification Issued      15FEB99

      (c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) of this section, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with

                                                                NMA201-98-C-0089
                                                             Modification PZ0001
                                                             Replacement page 15

_____ 252.225-7015 Preference for Domestic Hand or Measuring Tools (10 U.S.C. 22-41 note).

_____ 252.225-7017 Preference for United States and Canadian Valves and Machine Tools (10 U.S.C. 2534 (C) (2)).

_____ 252.225-7027 Limitation on Sales Commissions and Fees (12 U.S.C. 2779).

_____ 252.225-7028 Exclusionary Policies and Practices of Foreign Governments (22 U.S.C. 2755).

_____ 252.225-7029 Restriction on Acquisition of Air Circuit Breakers (10 U.S.C.
(a)(3)).

__X__ 252.225-7036 North American Free Trade Agreement Implementation Act.

__X__ 252.227-7015 Technical Data-Commercial Items (10 U.S.C. 2320).

_____ 252.227-7037 Validation of Restrictive Markings on Technical Data (10 U.S.C. 2321).

__X__ 252.233-7000 Certification of Claims and Requests for Adjustment or Relief (10 U.S.C. 2410).

_____ 252.242-7002 Submission of Commercial Freight Bills for Audit (31 U.S.C.
3726).

__X__ 252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C.
2631).

__X__ 252.249-7001 Notification of Substantial Impact on Employment (10 U.S.C. 2501 note).

252.212-7000 Offeror Representations and Certifications -- Commercial Items (NOV
1995)

252.204-7000 Disclosure of Information. (DEC 1991)

(a) The Contractor shall not release to anyone outside the Contractors organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless --

(1) The Contracting Officer has given prior written approval; or

(2) The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer. (End of clause)

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------
1. CONTRACT ID CODE
--------------------------------------------------------------------------------
PAGE OF PAGES
  1       2
--------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NUMBER

            PZ0002
--------------------------------------------------------------------------------
3. EFFECTIVE DATE

SEE BLOCK 16C
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQ. NO.

        STMOWW83480100
--------------------------------------------------------------------------------
5. PROJECT NO. (if applicable)

             N/A
--------------------------------------------------------------------------------
6. ISSUED BY                                                           CODE ZM21

NATIONAL IMAGERY AND MAPPING AGENCY
14675 Lee Road
Chantilly, VA 20151-1715
--------------------------------------------------------------------------------
7. ADMINISTERED BY (if other than Item 6)                              CODE

ATTN: M. Wallach/PCU/mailstop C99
(703) 633-5838
--------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)

Template Software, Inc.
45365 Vintage Park Plaza Ste 100
Dulles, VA 20166

TIN 521042793
--------------------------------------------------------------------------------
CODE              FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A. AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B. DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER

|X|          NMA201-98-C-0089
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)

                 30SEP98
--------------------------------------------------------------------------------
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (if required)

9790400.4800 294221 999-2550 S18119 L2220000 MON LF15 6A000N XXXX INCREASE
$6,786,769.00
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS ON CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------

(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
|_| B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF PAR 43.103(b).
--------------------------------------------------------------------------------
|_|   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|X|   D. OTHER (Specify type of modification and authority)

      PAR 52.216-25 CONTRACT DEFINITIZATION (OCT 97)
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor |_| is not,   |X| is required to sign this document and
return   ORIG copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF heading sections, including solicitation/contract subject matter where feasible.)

Refer to page 2, attached.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

Kimberly Osgood, CFO
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR

/s/ Kimberly Osgood
-----------------------------------------
(Signature of person authorized to sign)
--------------------------------------------------------------------------------
15C. DATE SIGNED

22 Dec 98
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

PHIL L. MCCONNELL
CONTRACTING OFFICER
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA

BY /s/ Phil L. McConnell
  ----------------------------------
  (Signature of Contracting Officer)
--------------------------------------------------------------------------------
16C. DATE SIGNED

31DEC98
--------------------------------------------------------------------------------
NSN 7540 152 8070                   30-105          STANDARD FORM 30 (REV 10 83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53243

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                                     Page 2 of 2

The purpose of this action, modification PZ0002 to NMA201-98-C-0089, is to:

o Definitize the remaining letter contract. In order to effect this change, CLIN 0001 is established at a Firm Fixed Price or $8,158,449.00 as follows:

      Previous Value (NTE)     Net Change this Mod      Definitized Value (FFP)
      (From)                   (By)                     (To)
      -------------------------------------------------------------------------
      $8,173,681.00            <-$15,232.00>            $8,158,449.00

o     Incorporate full funding for CLIN 0001 as follows:

      Previous Funding         Increase this Mod        Total Funding Value
      (From)                   (By)                     (To)
      -------------------------------------------------------------------------
      $1,371,680.00            $6,786,769.00            $8,158,449.00

o Remove previous Attachment 1 (Statement of Work for NIMA Geospatial Information Management Data Environment 2000 (GIMDE 2000) (DRAFT) dated 22SEP98. Incorporate Contractor's technical proposal for GIMDE 2000 Workflow Production Planning Program, dated 29OCT98, as contract Attachment 1; amended by the addition of Contractor Training Addendum, and further amended in accordance with clarifications as a result of fact finding.

o Incorporate Template Software License Agreement #01-323-98-00, including License Schedules One and Two, effective as of 1OCT98, as contract Attachment 4.

o Amend contract Attachment 3, Government Furnished Property, to include, by reference, the items listed in the contractor's proposal for GIMBE 2000 Workflow Production Planning Program, dated 29OCT98, paragraph VI.

o     Amend FAR 52.212-4 (s) Order of Precedence clause.

o Reserve FAR 52.216-24 Limitation of Government Liability, and FAR 52.216-25 Contract Definitization (since those clauses are applicable to undefinitized contracts).

o     Add DFARS 252.232-7009 payment by Electronic Funds Transfer (CCR) (June
      1998)

Except as expressly stated herein, all other terms and conditions of this contract remain unchanged.

Specific changes to the contract are effected via incorporation of change pages, attached hereto. As a result of this modification, the overall value of this contract is reduced FROM $10,715,081 BY $15,232 TO $10,699,849.

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                              Replacement Page 2

This action constitutes definitization of a letter contract to a Firm Fixed Price contract, NMA201-98-C-0089, between National Imagery and Mapping Agency
(NIMA) and Template Software, Inc., for effort associated with the Statement of Work for GIMDE 2000 Workflow/Production Planning Program, dated 29OCT98, as amended, Attachment (1) hereto. As a result of contract definitization, a mutually acceptable milestone payment schedule will be incorporated by modification hereto.

Terms and conditions of this contract NMA201-98-C-0089 are as follows:

CONTRACT
LINE ITEM    ITEM                                              TOTAL
NUMBER       DESCRIPTION                          QTY  UNIT    AMOUNT
--------------------------------------------------------------------------------
0001         Contractor to provide all             1   LOT     FFP $8,158,449.00
             resources required to perform the
             effort described in the Statement
             of Work for the GIMDE 2000
             Workflow/Production Planning
             Program dated 29OCT98, as amended
             and incorporated as Attachment (1)
             hereto, and all other terms and
             conditions, for a FIRM FIXED PRICE
             as stated herein. (Services/COTS
             Products/Resources $7,762,229 and
             Subcontractor Products/Resources
             $396, 220) ACRN: AA/AD

             Period of performance is from date
             of award through 30SEP99.

0001AA       Contractor shall provide COTS         1   LOT     FFP $2,541,400.00
             software and resources associated
             with CLIN 0001 and as listed below
             for a FIRM FIXED PRICE as stated
             herein. ACRN: AA/AB/AC

             EIT Integration Class H Server 1 (QTY 1 @$600,000)
             EIT Corba Connector (QTY 1 @ $18,000)
             EIT Designer Kit (QTY 7 @$13,000)
             Foundation Development Environment (QTY 7 @ $10,000)
             Foundation Class H Server 1 (QTY 1 $260,000)
             WFT-B Development Environment (QTY 16 @ $5,000)
             WFT-B Class H Server 1 (QTY 1 @ $130,000)
             WEB Development Environment (QTY 5 @ $1,500)
             WEB Class H Server 1 (QTY 1 @ $130,000)
             Demand Planning (QTY 1 @ $267,500)
             Supply/C Planning (QTY 1 @ $422,00)
             AMS (QTY 2 sites @ $125,000)
             NetWorks Demand and Collaborate (QTY 1 Lot @ $225,000) Demand & Supply (Bundled) User Fee (QTY 10 users @ $12,000) AMS User Fee (QTY 10 users @ $12,000)
             CREDIT Prototype Fee (-$145,600)

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                              Replacement page 3

ACCOUNTING AND APPROPRIATION INFORMATION

--------------------------------------------------------------------------------
CLIN                   PURCH REQ or MIPR                          AMOUNT
--------------------------------------------------------------------------------
ACRN                   ACCOUNTING CITATION
--------------------------------------------------------------------------------
0001
--------------------------------------------------------------------------------
                       PR# STMOWW82660100
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXXX                 $225,000.00
--------------------------------------------------------------------------------
                       PR# STMMOWW83200200
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXXX               $1,146,680.00
--------------------------------------------------------------------------------
                       PR# STMOWW83480100
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6AO00N XXXX               $6,786,769.00
--------------------------------------------------------------------------------
Total                  CLIN 0001 Funding                           $8,158,449.00
--------------------------------------------------------------------------------
0001AA
--------------------------------------------------------------------------------
                       PR# STMOWW82710100
--------------------------------------------------------------------------------
AB                     9770400.4800 234221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 60000N 0000 65410N XXXX               $27,000.00
--------------------------------------------------------------------------------
                       PR# STMOWW82710200
--------------------------------------------------------------------------------
AC                     9770400.4800 274421 999-2550 S18119
--------------------------------------------------------------------------------
                       L222 0000 600000 0000 65410J XXXX              $60,000.00
--------------------------------------------------------------------------------
                       PR# STMOWW83200200
--------------------------------------------------------------------------------
AA                     9790400.4800 294221 999-2550 S18119
--------------------------------------------------------------------------------
                       L2220000 MON LF15 6A200N XXX                $2,454,433.00
--------------------------------------------------------------------------------
Total                  CLIN 0001AA Funding                         $2,541,400.00
--------------------------------------------------------------------------------
TOTAL                  OVERALL CONTRACT FUNDING                   $10,699,849.00
--------------------------------------------------------------------------------

APPLICABLE CONTRACT CLAUSES:

52.212-4 Contract Terms and Conditions--Commercial Items. (AUG 1996)

(a) Inspection/Acceptance The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights (1) within a reasonable time after the defect was discovered or should have been discovered; and (2) before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                              Replacement Page 6

and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 251 related to whistle blower protections; and 49 U.S.C 40118, Fly American.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order: (1) the schedule of supplies/services; (2) the paragraphs of this clause; (3) the clause at 52.212-5; (4) addenda to this solicitation or contract, including any license agreements for computer software; (5) solicitation provisions if this is a solicitation; (6) the Standard Form 1449; (7) other documents, exhibits, and attachments; and (8) the specification.

Addenda to Clause 52.212-4:

(t) Packaging and Marking. All deliverables shall be packaged, packed and marked in accordance with normal commercial practices to prevent deterioration and damage during shipping, handling, and storage. The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited. The Contractor shall be responsible for removal and proper

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                              Replacement Page 9

other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(6) Clauses Incorporated by Reference

(i) Deleted.

(ii) 52.245-2 Government Property (Fixed-Price Contracts). (DEC 1989) -- Alternate I (APR 1984).

(iii) 52.232-18 Availability of Funds. (APR 1984)

(iv) 52.212-3 Offeror Representations and Certification -- Commercial Items (JAN
1997)

(7) Clauses Incorporated in Full Text

(i) 52.216-24 Limitation of Government Liability. (APR 1984)

      RESERVED

(ii) 52.216-25 Contract Definitization. (OCT 1997)

       RESERVED

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                             Replacement Page 10

52.212-5 Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items. (AUG 1996)

(a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

(1) 52.222-3, Convict Labor (E.O. 11755); and

(2) 52.233-3, Protest After Award (31 U.S.C 3553).

(b) The Contractor agrees to comply with the FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:

(Contracting Officer shall check as appropriate.)

_X_ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).

_X_ (2) 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity (41 U.S.C. 423).

___ (3) 52.219-8, Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (15 U.S.C. 637 (d) (2) and (3));

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                             Replacement Page 14

_____ 252.225-7015 Preference for Domestic Hand or Measuring Tools (10 U.S.C. 2241 note).

_____ 252.225-7017 Preference for United States and Canadian Valves and Machine Tools (10 U.S.C. 2534 (c) (2)).

_____ 252.225-7027 Limitation on Sales Commissions and Fees (12 U.S.C. 2779).

_____ 252.225-7028 Exclusionary Policies and Practices of Foreign Governments (22 U.S.C. 2755).

_____ 252.225-7029 Restriction on Acquisition of Air Circuit Breakers (10 U.S.C.
(a) (3))

__X__ 252.225-7036 North American Free Trade Agreement Implementation Act.

__X__ 252.227-7015 Technical Data-Commercial Items (10 U.S.C. 2320).

_____ 252.227-7037 Validation of Restrictive Markings on Technical Data (10 U.S.C. 2321).

__X__ 252.233-7000 Certification of Claims and Requests for Adjustment or Relief (10 U.S.C. 2410).

_____ 252.242-7002 Submission of Commercial Freight Bills for Audit (31 U.S.C.
3726).

__X__ 252.247-7024 Notification of Transportation of Supplies by Sea (10 U.S.C.
2631).

__X__ 252.249-7001 Notification of Substantial Impact on Employment (10 U.S.C. 2501 note).

252.212-7000 Offeror Representations and Certifications - Commercial Items (NOV 1995)

252.232-7009 Payment by Electronic Funds Transfer (CCR) (JUN 1998)

252.204-7000 Disclosure of Information. (DEC 1991)

(a) The Contractor shall not release to anyone outside the Contractors organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless --

(1) The Contracting Officer has given prior written approval; or

(2) The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer. (End of clause)

                                                                NMA201-98-C-0089
                                                             Modification PZ0002
                                                             Replacement Page 15

                  CONTRACT DOCUMENTS, EXHIBITS, OR ATTACHMENTS:

Attachment 1      Statement of Work for GIMDE 2000 Workflow/Production Planning
                  Program, dated 29OCT98, to include the following amendments:

                  1. Proposal Attachment A, Template Software, Inc. standard license agreement (and subcontractor license agreement) is deleted in its entirety (refer to Attachment 4, below).

                  2. Template Training Addendum, pages 1-2 is incorporated in its entirety.

                  3.    Paragraph III.2. - Add the following clarification:
                        Modifications to the standard agenda are based on agreement between Template and the NIMA Program Office.

                  4. Paragraph III.5. -- Add the following clarification: It is agreed that the change process reflected in Paragraph
                        II.1 and in Template letter of 30NOV98 (subject: GIMDE 2000 Workflow Production Planning Technical Volume Discussions), comment and answer #1, applies.

                  5.    Paragraph III.15. - Add the following clarification:
                        Installation procedures will be coordinated with the Government test scenarios and procedures.

                  6.    Paragraph III.16. -- Add the following clarification:
                        Procedures used for site acceptance must be coordinated with Government test scenarios and procedures.

                  7. Paragraph III.17. - Delete this paragraph in its entirety; refer instead to Training Addendum.

                  8. Paragraph III.18. - Delete this paragraph in its entirety.

                  9. Paragraph VI. Reference 2 - Delete this item of GFP/I in its entirety.

Attachment 2      DD254 DoD Contract Security Classification Specification

Attachment 3      Government Furnished Property List

Attachment 4      Template Software License Agreement, #01-323-98-00, including
                  License Schedules One and Two, effective as of 1OCT98

[LOGO[ TEMPLATE
       SOFTWARE

GIMDE 2000 Workflow/Production

Planning Program

     Technical Volume

PRESENTED TO NIMA MO

OCTOBER 29, 1998

--------------------------------------------------------------------------------
This data, furnished in connection with this Request for Proposal shall not be disclosed outside the Government and shall not be duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate this proposal. This restriction does not limit the Government's right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction is contained in the following sheets (APR 84) (FAR 52.215-12(a)).
--------------------------------------------------------------------------------

45365 Vintage Park Plaza o Dulles, VA 20166 o 1.800.483.6752 o 703.318.1000 o
www.template.com

                                                                NMA201-98-C-0089
                                                                  Attachment (1)

                                EXECUTIVE SUMMARY

      In response to the National Imagery and Mapping Agency (NIMA) request for proposal dated October 19, 1998 for the development of the Geospatial Information Management Data Environment 2000 (GIMDE 2K) Workflow / Production Planning Program, Template has prepared the following proposal. The purpose of this proposal is to provide a low risk and cost effective approach to meeting the stringent deadlines associated with replacing the workflow and production planning functions of the current Production Management Segment (PM/S) in accordance with the GIMDE 2K Functional Requirements Document (FRD). The approach listed leverages off the work of the National Center for Applied Technology (NCAT) in developing a Concept of Operations (CONOPS), the FRD and the GIMDE 2K Statement of Work (SOW) all dated September 22, 1998.

      Template Software's main business is developing large enterprise software solutions. To this end, this paper describes an approach for developing the turnkey solution needed for the GIMDE 2K Workflow / Production Planning effort. This proposal describes the method for developing the distributed software solutions necessary to replace the current mainframe based PM/S with a client server PM/S designed to be flexible and to have a minimum maintenance funding requirement.

      A primary component of this proposal is based upon several assumptions. These assumptions are: 1) Commercial Off The Shelf (COTS) software provides the lowest risk and lowest life cycle cost to NIMA; and 2) NIMA's best interest is served by an environment that allows new technologies and software to be easily added over time without the need of large integration efforts. These two assumptions drive much of the design cited in the proposal.

      In line with assumption 1) above, this proposal also describes a Template Software product oriented approach, with minimal integration labor. The result of this approach is that solutions can be provided earlier than traditional integration efforts. This approach also implies that early system deliveries may only meet a percentage of the overall requirements and that each subsequent software delivery, or spiral, will provide more and more capability. Template has chosen an architecture that allows this incremental delivery process as well as providing a flexible system that can easily be expanded to meet new requirements, as discussed in assumption 2).

      The Template Software approach for developing the GIMDE 2K Workflow / Production Planning program is divided into three phases. The first phase establishes an infrastructure that includes the Information Access Services
(IAS) and the Management Data Library (MDL), an integration environment known as the Enterprise Integration Template (EIT), and an initial workflow application. The second phase will incorporate a production planning and some requirements analysis capability with the infrastructure to provide further functionality and, finally, the third phase will incorporate custom built applications that allow complete system operation.

      Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

      Central to this approach is the implementation of the Enterprise Integration Template (EIT). This Template Software product provides an intelligent integration platform that can interface with COTS software packages and new software programs such as the IAS/MDL. This will allow a smooth transition to the USIGS based environment desired by NIMA. EIT not only provides an application interface device, but the intelligent nature of the device allows an incremental integration approach for the overall system.

      Overall, the Template Software approach for developing a client server based GIMDE 2K provides for an incremental approach that rapidly fields a new system without major disruption to the users. The phases are designed to allow NIMA to clarify requirements during the development period without complete program disruption. The interfaces proposed allow for standards to be met, such as CORBA and USIGS, but also allows for COTS packages that don't meet the standards to be used, if so desired by NIMA. The rapid deployment of software, combined with the flexibility described above, makes the Template Software approach an affordable, low risk, development approach.

I. INTRODUCTION

      As described in the Functional Requirements Document (FRD), the GIMDE 2000 effects a transition of order entry and tracking and workflow management applications that support geospatial information production into the post-Year 2000 (Y2K) environment. It establishes a new technical baseline for the order entry and tracking and workflow management for geospatial intelligence production. GIMDE 2000 migrates those order entry and tracking and workflow management functions of the Digital Production System (DPS) Source Acquisition Segment (SA/S) and Production Management Segment (PM/S) which will be relevant to the new environment. It integrates critical capabilities which will be essential in managing production of geospatial information in the future environment.

      The goals of the Geospatial Information Management Data Environment 2000 program are to:

      o     Meet Y2K requirements

      o     Address life-cycle sustainment, including maintenance

      o     Provide incremental improvements in capability

      o     Utilize COTS technology

      o Increase effectiveness in managing the flow of production material and activities

      o Reduce life-cycle costs for the suite of applications supporting geospatial information production activities

NIMA production centers at Bethesda, Reston, Washington Navy Yard, and St. Louis and the Naval Oceanographic Office (NAVOCEANO) use order entry and tracking and

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

workflow management applications to manage, direct, and control production of geospatial information. Organizations within the production centers will use these management applications to assess source material, handle requirements, plan production, schedule production, create and revise production standards, receive tasking, make work assignments, order and receive production materials, compile job histories, compute metrics, and generate reports. Included in these organizations are the NIMA Production Cells (NPCs) that employ streamlined workflow and integrated work processes.

The following proposal addresses the GIMDE 2K Workflow / Production Planning components of the GIMDE 2K. Section II provides a technical overview of the approach and Section III breaks the program into the elements described in the SOW. The following figure describe those GIMDE 2K functions applicable to this proposal.

                                    [GRAPHIC]

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

II. TECHNICAL OVERVIEW

      The delivering of a turnkey system to meet the GIMDE 2000 Workflow / Production Management needs encompasses a variety of activities ranging from requirements definition to final system checkout. Template Software has developed an integration approach to execute these activities in a manner designed to minimize risk and field capabilities as soon as possible. This approach is founded on several key components. First and foremost, this effort is primarily a software development and integration task that has associate risks. These risks include requirements management, external interface control, integration of COTS and custom built software, and user satisfaction. The second key component is the time constraints associated with the Year 2000 issue. Unlike past efforts, where a delay in a program only meant that users had to wait longer for the capability, in this case, the lack of a working solution has direct day to day impact on NIMA operations. Without a working system in place by the end of 1999, NIMA is faced with operating without a production management system. Recognizing this Year 2000 issue calls for a management approach that assures software delivery of critical items early in the program. This will minimize the Y2K program risk. The approach Template has developed is designed around these two components by minimizing software risk and working toward near term software deliveries.

      The following description of Template's approach is divided into three primary sections: Requirements Management; Software Development; and System Deployment. Each section describes the roles and processes that will be used to execute their activities and describes how they contribute to the reduction of software development risks and early software deliveries.

1. Requirements Management

      A key element in managing the software risk of any program is a proper understanding of the overall system requirements. For this reason, members of our requirements team will be assigned to work closely with NIMA and associate contractors to clearly define and manage all requirements. Template Software's development process is based upon Rapid Application Completion (RAC) that allows the customer to refine and clarify the requirements as the program progresses. The requirements management staff is charged with defining the requirements that are passed to the software development team and then working with the customer's team to assure that these requirements are properly understood. This is done in two ways. First, an initial segment specification will be drafted for each major function of the program that describes the desired functionality of the application. Each segment specification will be developed by working with NIMA operators to identify how the COTS applications and custom code will be integrated to meet NIMA'S requirements. These segment specifications will then be integrated into one Systems Requirements Document (SRD) that describes the overall system functionality. As each segment specification is completed, requirements for that application will be parsed into incremental steps that will allow the software development team to build pieces of the overall system that can be quickly shown to the customer. Once an increment, or "spiral" as they are referred to

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

at NIMA, is completed, the requirements management staff will sit down with the customer and identify where a requirement is met and where it is not. This information will then be drafted as either a change to the SRD or as a software change request to the software development staff for incorporation into the program. Several of the these spirals will likely be occurring at the same time, so the requirements management staff will be split into logical units to handle the various spiral development efforts.

      A key element to any requirements management process is Change Control. Throughout the program, NIMA and Template will become more familiar with the requirements of the system, which may require a change to the SRD. To accommodate this function in an orderly and low risk fashion, a Change Control Board (CCB) will be established made up of representatives from each of the requirements teams, the software development team, the deployment team, Template management and NIMA. Changes will be classified by their impact on the SRD and the overall material impact on the effort. Any change that may have a significant impact must be approved by Template and NIMA so that appropriate contractual changes, if required, can be made.

2. Software Development

      The central philosophy behind the Template Software approach is to allow' for the straightforward integration of dissimilar software systems. These systems can range from legacy systems built around mainframe computers to new software applications built under different standards, such as Microsoft's COM and OMG's CORBA. By first establishing a flexible integration environment, the risk of new software development is significantly diminished. Furthermore, the integration of COTS applications becomes more straightforward because multiple options for integration are available, therefore not forcing one standard on multiple COTS packages. This establishment of the integration environment has traditionally been a complicated and expensive process that took months to specify, develop and test. The advancement of object oriented technology and large-scale software reuse has changed this dramatically in recent years. The use of object oriented technology allows for the complete representation of the enterprise, which then provides the capability to move, transform, manipulate, combine and direct transactions and data between the various elements. Changing the behavior of the enterprise then becomes a matter of redefining the relationship of the objects. Many of the advancements have been achieved through Object Request Brokers (ORBs) over the past couple of years. Template Software has taken this concept a step farther and added an intelligent enterprise integration tool. By combining the advantages of an object oriented integration tool with an intelligent inference engine, Template's EIT provides the primary components of an "out of the box" integration environment. Template's proposed architecture utilizes this capability as a centerpiece to the GIMDE 2K effort. The figure below shows the architecture of the overall system.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                    [GRAPHIC]

As shown in the figure, the primary input to the EIT is the IAS/MDL interfaced with EIT through a CORBA compliant Interface Design Language (IDL). Once the EIT is integrated with the primary storage system, the development of management applications can be performed.

      The software development team will execute this development process in three phases. The first phase establishes an integration environment using the EIT to allow for communication with the IAS/MDL. Additionally, the first phase includes the Baseline Process Flow Builder to allow NIMA to begin the building of the process flows in time for an August 1999 operation. The second phase will integrate the applications necessary to conduct production planning. The Workflow Engine will also be delivered in this phase. The final phase of the program will incorporate several development applications into the overall GIMDE 2K system. Though the goal of the program is to utilize COTS as much as possible, there are a number of functions that may have to be developed. The establishment of an integration environment in the first phase significantly reduces the risk of development efforts because the integration requirements are known and there is a single interface into the system.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

      Unlike past efforts, where each application development effort had to be concerned with the other applications in the system, the use of EIT allows for the application to be focused on the business function for which it is designed, not on interfaces and interoperability.

3. Deployment

      The success of any system development effort is measured by the final deployment of the system in an operational environment. To assure that this phase of the program is executed in an efficient and effective manner, a team of Template staff will be assigned to address all deployment items. This team will be responsible for the establishment of a laboratory that models the operational environment, conducts site surveys for deployment, and monitors training and transition issues. Additionally, this team will address such issues as tracking Government Furnished Property, facility management, and configuration management.

III. PROGRAM EXECUTION

      As mentioned in Section II, the Template Workflow / Production Planning effort is broken into three phases. The following section addresses these phases as they relate to Section 3 of the GIMDE 2K SOW dated 22 September 1998.

1. Program Organization, Planning, Monitoring and Control - Template has assigned Chip Block to be the full time program manager to guide, monitor and report to the Government the activities of the Template team. He will have overall program control ranging from contractual matters to technical direction. Additionally he will have direct contact with senior Template management to address any corporate matters that may arise during this program. Mr. Block will lead the development of a detailed Program Management Plan (PMP) that describes the activities of the Template team as they relate to major contractual milestones and events. The PMP will describe the organization, staffing, external resource dependencies, software development environment, hardware environment and risk mitigation.

      In addition to the PMP, a master program schedule will be generated and maintained throughout the program. The schedule will be briefed at a monthly Program Management Review (PMR) for a discussion of progress toward the overall program goals. Though a schedule of all primary activities will be provided, Template will notify the Government in writing when changes in the major milestones listed in Section VI occur. Changes in secondary activities will be part of the PMR brief given each month and reflected in a monthly schedule update.

2. Management Reporting and Review - Template will conduct a PMR at the Dulles, VA facility once a month. These meetings will not occur more frequently than every 25

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

days. A standard agenda will be agreed to at the first PMR for use at all future meetings to assure effective reviews.

3. Procurement and Subcontractor Management - Template will provide the staff necessary to execute all procurement and subcontractor functions. For this program, Ms. Alice Chappell will fulfill this role. She will be the primary point of contact for all subcontractor and procurement matters, including reporting any issues involving these areas to the Government Contracting Officer and briefing these issues at PMRs.

4. Program Coordination - The GIMDE 2K Workflow / Production Planning effort involves a large number of organizations within NIMA and, in some instances, organizations outside of NIMA. The United States Imagery and Geospatial Information System (USIGS) provides the guidance for many of the interfaces between these organizations and their respective systems. Template will coordinate, where practical, with these various groups in order to provide an interoperable system that can grow with NIMA's needs. The architecture chosen by Template is specifically designed to minimize the complexity of this coordination effort. In order to maintain the tight schedule proposed for this effort, these coordination efforts will be limited to those areas that affect the EIT / IAS interface. Where possible, Template will provide comments and recommendations to overall NIMA system interface issues, but this effort does not include support to USIGS Interoperability Profile (UIP) standards working groups, USIGS conferences, or Department of Defense (DoD) level activities relating to USIGS or other geospatial programs.

      The primary method used for coordination will be working closely with the Harris IAS program to develop a UIP compliant interface. This will be done through technical exchange meetings and continuous coordination between Harris and Template. Issues arising from these discussions will be reported to the NIMA
(MO) promptly to provide for quick resolution. The baseline standard for this effort is IAS version 2.6

5. Systems Engineering Management Planning - The cornerstone of development with Template Software technology is an iterative life cycle model consisting of short development efforts, or increments. Each increment results in operating software of increasing functional capability. The early increments can be thought of as non-throwaway prototypes. Once an initial production version of the application is produced, succeeding increments proceed as before with the added activity of maintaining the operational readiness of the fielded production software. This process continues until the software is retired from production. The GIMDE 2K Workflow / Production Planning program will utilize this same approach to meet the stringent deadlines associated with this program. A complete description of this process will be provided in the Software Development and Integration Plan. This plan will be aligned with the Program Master Schedule to execute this iterative development approach in coordination with the three phases of the program described earlier in this proposal. The nature of this development approach is such that requirements can be clarified throughout the process. However, the tight timeframe associated with the effort affords little time for completely new requirements to be added after the delivery of Systems Requirements

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

Document (SRD). Therefore, as software iterations are developed, a close review of the features being added to the software will be held to assure that the requirements laid out in the SRD are not changed. If during this process, a requirements change is directed by the Government, then appropriate contractual actions will be executed.

6. Technical Reviews - There will be three types of technical reviews conducted as part of this effort; requirements reviews, design reviews, and test readiness reviews. These reviews coincide with the completion of major milestones within the program and the designated delivery dates. A summary of the proposed reviews for the GIMDE 2K effort is as follows:

      Phase One
      ---------

      Baseline Process Flow Builder Design Review - Approximately November 12, 1998
      Test Readiness Review - Approximately December 8, 1998
      GIMDE 2K Requirements Review - December 16-18, 1998

      Phase Two
      ---------

      Phase Two Design Review - Approximately February 17, 1999
      Phase Two Test Readiness Review - Approximately April 8, 1999

      Phase Three
      -----------

      Phase Three Design Review - Approximately June 6, 1999
      Phase Three Test Readiness Review - Approximately July 30, 1999

7. Requirements Analysis - Template Software analysts will establish a set of detailed user, functional, and interface requirements starting from the GIMDE 2K Functional Requirements and the GIMDE 2K Concept of Operations documents. The purpose of these detailed requirements is to allow Template to build management applications that support work in GI now, and that will flex to support their future work. Participation of GI subject matter experts in this process is essential to the success of this effort. The approach to performing the detailed requirements analysis contained herein minimizes the commitment of time for GI personnel, while providing for broad participation by the necessary branches, departments, and specialized teams. The short schedule constraints for this effort are addressed by separating the effort into several parallel activity threads.

      The process described is the first cycle, the formal cycle in identifying the detailed requirements that results in the SRD. During development, as early increments of the applications are available, user evaluations of usability and functionality of these pilots will be used to refine these requirements.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

The approach includes small meetings, interviews with diverse users, and frequent reviews of intermediate and final products. The schedule for these activities will follow a pattern, but will be scheduled according to the availability of the participants and the needs of the program.

a. GI Participants

This section describes the roles that the GI participants will take on for the detailed requirements analysis and time comment that those roles will require.

      1) Roles: There are three categories for the GI participants in this requirement refinement process. In this approach GI representatives will be Core Reps, Process Role Users, and Managers. Many individuals will participate in more than one of these roles.

            a) Core Reps

            The key participants are future users that represent their colleagues who share a process role. These participants will come from the users working in the process areas defined below and together they will form a core team. Template requests that these core team representatives (Core Reps) are granted the authority to speak for the user group(s) they represent. That means that they will take responsibility for resolving conflicting views and will be able to give the contractor answers to questions that arise during analysis and development. Associated with this effort, Template will conduct reviews of final requirements, will write software design specifications, and will perform configuration management of substantial changes, but the role of the Core Reps is essential for successful adherence to the project schedule.

            b) Process Role Users

            The process role users belong to subsets of the broad range of future GIMDE 2K users. These subsets are divided into either applications or broad functional areas identified in the GIMDE 2K Concept of Operations. The table below shows the resulting categories of users, divided first by process area and then by job title. The table, when completed will show the numbers of users in each role and how many it would be reasonable to interview. The guideline for setting these numbers is: conduct at least 2 interviews per role with a minimum of 6 for each functional category. The numbers of interviews will be greater for larger communities of future users. This table will be completed with the assistance of the Core Reps.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                User Participants

Process Area                                 Job Title                       Number    Number to Interview
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Bethesda    Reston   St. Louis
-----------------------------------------------------------------------------------------------------------------------
Production Planning                          TBD                             40
-----------------------------------------------------------------------------------------------------------------------
                                             Forecasting
-----------------------------------------------------------------------------------------------------------------------
                                             Planning
-----------------------------------------------------------------------------------------------------------------------
Requirements Collection & Pre-Planning
-----------------------------------------------------------------------------------------------------------------------
                                             Requirements Analyst
-----------------------------------------------------------------------------------------------------------------------
                                             Regional Analyst
-----------------------------------------------------------------------------------------------------------------------
                                             Production Manager
-----------------------------------------------------------------------------------------------------------------------
                                             Plans Officer
-----------------------------------------------------------------------------------------------------------------------
Baseline Process Flow Construction                                           12
-----------------------------------------------------------------------------------------------------------------------
                                             TBD
-----------------------------------------------------------------------------------------------------------------------
Production Metrics Analysis
-----------------------------------------------------------------------------------------------------------------------
Workflow Scheduling
-----------------------------------------------------------------------------------------------------------------------
                                             Process Leader
-----------------------------------------------------------------------------------------------------------------------
                                             Project Leader
-----------------------------------------------------------------------------------------------------------------------
                                             Functional Support Manager
-----------------------------------------------------------------------------------------------------------------------
Workflow Execution
-----------------------------------------------------------------------------------------------------------------------
                                             Group Leader
-----------------------------------------------------------------------------------------------------------------------
                                             Geospatial Analyst
-----------------------------------------------------------------------------------------------------------------------
                                             Cartographer
-----------------------------------------------------------------------------------------------------------------------
                                             IS Staff

c) Managers

Supervisors of personnel in the roles identified above are requested to review the results of the modeling as well as the final products. Template Analysts conducting the interviews will keep the appropriate supervisors informed of their visits and demands on their workers' time.

2) Commitments

Estimates for the time commitments from the GI subject matter experts are shown in the table below.

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

--------------------------------------------------------------------------------
GI Participants      Activity                    Estimated Time
--------------------------------------------------------------------------------
Core Reps            Initial Modeling Meeting    4 - 8 Hours
--------------------------------------------------------------------------------
                     Review of Models            1 Hour
--------------------------------------------------------------------------------
                     Function Review Meeting     3 Hours
--------------------------------------------------------------------------------
                     Analyst Consulting          4 hours / week through December
--------------------------------------------------------------------------------
                     Final Design Review         16-24 Hours
--------------------------------------------------------------------------------
                     Developer Consulting        1 Hour / Week through April
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Process Role Users   Interviews                  2 Hours
--------------------------------------------------------------------------------
                     Work Observation            1 Meeting (2 - 4 hours)
--------------------------------------------------------------------------------
                     Review of Models            1 Meeting (2 - 4 hours)
--------------------------------------------------------------------------------
                     Function Review Meeting     3 Meetings (attendance TBD)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Managers             Interview                   0.5 Hours
--------------------------------------------------------------------------------
                     Review Models               1 Meeting (2 - 4 hours)
--------------------------------------------------------------------------------
                     Other                       Attendance TBD
--------------------------------------------------------------------------------

This proposal is based upon completing the SRD by December 24, 1998 using the above approach. It assumes the availability of staff as stated above and an orderly resolution of requirements issues resulting from the process listed.

8. GIMDE 2K Design

      The basis for the Template's GIMDE 2K Workflow/Production Planning Program is the use of Template's COTS software and the COTS software of other vendors, such as Manugistics for the production planning portion of the program. Therefore, all of the primary components, which are called Computer Software Configuration Items (CSCI's) in other programs, will be referred to as applications in this program. The overall design, as described in Section II above, reveals a series of applications connected through an EIT to provide an overall system capability. Recognizing the dependency on COTS software, the design description of this effort will focus on those areas that must be developed specifically for this program. This will include the EIT object model and the custom built applications within the Requirements Application area. Similarly, the interface design descriptions will include the applicable UIP standards and any modifications to these standards. The design documentation will be limited to these custom software areas due to the fact that internal design information is not readily available on COTS software. Since Template

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

Software's tools are built around an object oriented (OO) software development environment, the design documentation will use standard OO documentation tools and follow Template Software formats. These documents will be delivered in conjunction with the Factory Acceptance Test of Phase Two and then updated, as necessary, during Phase Three.

9. Software Development - Functional Software

      As described in the previous section, the Template development effort can be characterized as a series of stand alone applications operating in concert to provide the overall GIMDE 2K Workflow / Production Planning functionality. These applications are made up of a combination of COTS and custom software to meet the unique NIMA requirements. One of the primary objectives of the program is to use COTS software wherever possible. To this end, Template has chosen a series of COTS products to meet the requirements identified in the FRD. An overview of these products and their applicability are as follows:

A. Workflow Applications - Template Software's Workflow Template - Business Process (WFT-B) Development Environment, Server License, and Maintenance
B. Pre - Planning / Planning - Manugistics Demand Planning, Supply/C, Advanced Manufacturing Scheduling and NetWorks software packages. This software includes development and run time licenses. Template Software assumes immediate transfer of the Manugistics software licenses upon delivery by Manugistics. Accordingly, maintenance is assumed to be paid for separately by the Government.
C. Requirements Applications - Template's Foundation Template COTS package and the associated Development Environment (DE) will be used to build these applications. The DE, run time and maintenance will be included in the products provided under this functional application area.
D. Reporting - a COTS report generation tool may be used to meet this FRD requirement. An evaluation of available tools versus requirements and cost will be conducted and the results reported to the Government.

      These COTS packages will be combined to provide an incremental capability in three phases as described earlier in this proposal. Each phase is designed to provide NIMA with an increasing capability toward the complete Workflow / Production Planning capability required by August 1999. Section V of this proposal provides a description of the deliveries of each phase of this proposal and the Program Master Schedule provides actual scheduled dates and dependencies.

      As shown in the above product descriptions, the specific development environments to support the various packages is included in this proposal. Additionally, Template will maintain through final site acceptance test (SAT), a laboratory that provides all necessary tools, such as configuration management, networking and documentation needed to build the functional applications. These tools are commercially available and are not deliverables under this contract. However, a detailed list of all

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

laboratory tools used will be provided to the Government to assist transition to a NIMA support structure.

10. Software Development - Middleware

      A primary component of the architecture chosen by Template is the use of EIT product to provide a UIP compliant between the IAS/MDL and the management applications. This architecture was chosen to allow parallel development of applications and to minimize the risk of the external interfaces to the overall program. The EIT provides not only an interface, but an intelligent control mechanism for the entire Workflow / Production Planning enterprise. The EIT has several key components that allows it to perform the intelligent enterprise control function; connectors to external systems, an embedded object model, and connector/proxies to applications. In the case of the NIMA project, the connector to an external system is the CORBA based GIAS interface to the IAS/MDL system. The object model provides the intelligent capability to translate, control and monitor the movement of data between the applications and the IAS/MDL. Finally, the connectors/proxies will interface to the Manugistics and Template functional applications discussed in the previous section. EIT, as a COTS package, has an associated development environment that allows the customization for specific NIMA needs into the product. The only product being delivered under this portion of the program is:

      Enterprise Integration Template - Server based software with associated Designer Kit and maintenance.

      Template will develop the middleware in the development laboratory previously described. The laboratory will remain in place through final SAT.

11. Software Integration

      Template will conduct the engineering and software development activities necessary to integrate the Workflow / Production Planning capabilities described in this proposal. These activities will include all commercially accepted practices associated with this type of program, including design, development, configuration management, test and documentation. The details of this process will be provided in the Systems Engineering and Integration Plan (SEIP) and follow standard Template Software commercial development policies and practices. Tools, such as configuration management, version control, and design tools will be at Template's choice and will not be delivered to the Government. However, a list of these tools will be provided to the Government and data generated by the tools will be provided for overall program tracking and monitoring.

      A primary component of the systems engineering task area will be working with the NIMA sponsored Transition Working Group (TWG) to assure that overall system design is consistent with NIMA plans for final operational status. Any impacts on the

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

overall design, schedule, or final software delivery status generated by the TWG will be reported to NIMA (MO) for resolution.

12. Test and Evaluation

      Template will support a commercially based test and evaluation program that verifies the proper execution of software delivered by Template. This test program will be a functionally based test program based on the SRD delivered by Template. There will be three primary test steps in each phase, a factory acceptance test (FAT), an integration, checkout and test (IC&T) and a SAT. Software will be considered accepted upon completion of the FAT or upon full operational deployment, whichever comes first. Discrepancies from acceptance test procedures uncovered during the IC&T and SAT will be corrected by Template at no additional cost to the Government. The primary components of the test program are as follows:

- Test Procedures - Template will develop and deliver to NIMA a list of test procedures based upon the SRD to verify the proper operation of the software developed for the GIMDE 2K Workflow / Production Planning effort. These procedures will be used for internal testing by Template, FAT, IC&T and SAT.

- Test Readiness Review - prior to any formal testing of Template delivered software, a Test Readiness Review will be held with NIMA for formal Government approval to move to acceptance testing. The purpose of this review is to verify that the Test Procedures to be used by the Government and the Test Procedures used by Template for in house check out are identical. The review will also assure that the NIMA test laboratory is as anticipated by Template and that no significant difference between the NIMA lab and the Template lab exist. The Test Readiness Review also provides the Government with an assurance that the software has been thoroughly tested by Template in house and that the acceptance test has a high probability of success.

      Within the first 60 days of the program, Template will designate a test manager to coordinate the overall test program. This staff member will be part of the Deployment Team and work closely with the Requirements Team, who will do the actual testing. Similarly, NIMA will provide a primary point of contact for testing issues to work with the Template testing lead to assure that all activities are coordinated before testing begins.

13. Site Installation and Integration Planning

      Template will work closely with the TWG to assure that the design assumptions and final operational system configuration are in concert. This will include the development of a Site Installation and Integration Plan (SIIP) that details the requirements for the commercial software and custom applications delivered. In

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

particular, coordination with each phase delivery, as described in Section V, and the target operation site will be conducted to avoid final installation conflicts.

14.   Site Preparation

      In accordance with the SIIP, an evaluation of the final site will be conducted at least 45 days before deployment for Phase Two and Three. A 45 day target is planned for Phase One, though schedule dependencies may require that the site preparation be moved to 30 days before installation. Template will provide a recommendation to the Government as to the Phase One site preparation not later than the November 1998 PMR. As COTS software, the environment is assumed to commercially available hardware as described in Section VI of this proposal. Deviations from this configuration could affect the overall price of the proposal.

15.   Installation and Checkout

      Template will develop an installation and checkout procedure for final system installation and then install the software at the Government sites. As mentioned earlier, the installation checkout procedures will be a subset of the overall test procedures used for FAT. Upon completion of the installation, the Government will provide to Template a certification of proper system installation letter verifying this milestone.

16.   Site Acceptance

      Template will support NIMA's site acceptance activities by providing engineering assistance and clarification where needed. The procedures used for site acceptance will be a subset of the procedures used for the FAT for the appropriate phase and applications. Upon completion of the site acceptance, NIMA will provide a letter to Template verifying the successful completion of the milestone.

17.   Training

      As part of the GIMDE 2K Workflow / Production Planning effort, Template will provide engineering assistance to facilitate the transition to a sustainable training program. This assistance is designed to provide subject matter expertise to NIMA in establishing their training program. It is not designed to build a training course, conduct training, or evaluate student capability in the utilization of the software applications. The training support will be provided in two parts; mentoring for Baseline Process Flow Editor and Skills Assessment. A summary of these areas follows:

A. Mentoring for Baseline Flow Editor -- Following the Phase One delivery, Template will mentor students building baseline process flows. This mentoring assumes two sites with co-located operators learning how to use the Baseline Process Flow Editor. The mentoring will be on site at the NIMA facilities and is assumed to be no more than the equivalent of two weeks a month for six months. The mentoring will provide expertise on the use of the tool, not NIMA specific operational issues involving the

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

content of Baseline Process Flows. On call support via telephone will be available from 9:00am to 5:00pm Monday through Friday through the life of the program.

B. Skills Assessment - Template will support the overall training effort by reviewing related training documentation and providing a basic skills list describing assumed capabilities of operators before using the delivered applications. This list of skills will be provided in a Staffing and Training Skills Assessment Report and delivered in accordance with the Program Master Schedule.

      Support to the training function will be as stated above and is assistance only. No direct classroom training, evaluation of performance, or training materials are associated with this proposal.

18.   Operations and Maintenance

      Template will provide engineering assistance in the operations and maintenance area as described in the GIMDE 2K SOW with the following interpretations. All COTS software maintenance will be maintained in accordance with the COTS software license provisions. A copy of our standard software license agreement is provided as Attachment A to this proposal. A copy of Manugistics proposed software license agreement is also included. Custom applications will be supported through October 1999. The Manugistics maintenance will be contracted separately by NIMA and managed as part of normal COTS software maintenance practices.

IV.   TEMPLATE SOFTWARE DELIVERIES

      As with most systems delivered today, the functional capabilities of the GIMDE 2000 Workflow/Production Planning program are divided into separate software applications working together to provide a total operational system. This approach, as opposed to one complex application that does all functions, allows for lower development risk, lower life cycle maintenance, and provides for the use of COTS. Additionally, this approach allows for separate applications to be delivered at each phase of the program. The applications that will be delivered during each phase of the program are:

Phase One -  EIT (version 1.0) *
             Baseline Process Flow Builder * (12 applications at two sites)

Phase Two -  Production Planning Tools (Demand, Supply/C, AMS for 75
             users, NetWorks for 25 users)
             WFT -- B Runtime Environment*
             Production Method Assignment Tool *
             Requirements Application (version 1.0)*
             EIT (version 2.0)*
             Baseline Process Flow Builder * (version 2.0, if required)

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

Phase Three- Holding Analysis Tool *
             Metrics Collection and Reporting*
             Requirements Application (version 2.0)*
             Production Planning Tools (updated if required)
             WFT -- B Runtime Environment* (version 2.0, if required) Production Method Assignment Tool * (version 2.0, if required) EIT (version 3.0)*

            * These are server based applications assuming the hardware listed in Section V of this proposal.

V.    HARDWARE ENVIRONMENT

Management Application Server -- Sun E6500 with 8 processor configuration

Thick Client for Baseline Process Flow Editor -- 200 MHz Pentium II PC, 128MB RAM, 19 inch monitor with 8 MB Video Card, 8GB disk, CD ROM device

Thin Client for Other Applications - Capable of running Netscape Enterprise at acceptable speeds.

Manugistics Applications -- Windows NT -- 4 Processor Server (TBR)

VI.   GOVERNMENT FURNISHED PROPERTY / INFORMATION AND REQUIRED DATES

1. Laboratory environment servers similar to operational servers to be used by NIMA -- October 15, 1998
2.    IAS Server Testing Application and Source Code -- October 29, 1998
3. R2.6 IAS Software, MDL Database, and data for look-up/validation tables -- Installation is required to create an interface between Template's EIT product and Harris' AIS product. -- October 29, 1998
4. DAG Utilities used in Common Client and Source Code -- this set of utilities is required to allow us to traverse the directed acyclical graphs (which have already been developed by Harris) returned by the IAS. -- October 29, 1998
5.    GIAS Query/Retrieve/Create Software -- October 22, 1998
6.    GIAS/ MDL Logical Data Model Capability -- November 2, 1998
7.    Validated R2.6 MDL Test Data for Phase One -- December 2, 1998
8.    GIAS Update Capability -- December 2, 1998
9.    Data Model for Holdings Analysis Capability -- January 12, 1999
10.   Data Model for Metric Collection -- March 17, 1999
11.   Validated MDL Test Data for Phase Two -- March 17, 1999
12.   Validated MDL Test Data for Phase Three -- June 30, 1999

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

      Throughout the program, Template will evaluate the needs of the program and inform NIMA if any change to this list is warranted. If a new GFP item is necessary, an item will be sent to NIMA. Each item request will be accompanied by an impact statement as to the effect of not receiving the GFP on time.

VII.  SCHEDULE

      See Attachment B.

VIII. ASSUMPTIONS AND CONDITIONS

a) Hardware differences between Template's NIMA laboratory and the actual operational environment will be minimized. However, some differences may exist and access to operational systems will be necessary for proper software check out and test.

b) The overall system will operate at one security level. Multi-level security is not a part of this proposal.

c) All Government reviews of deliverables will be completed within two weeks. Unless otherwise notified, any document not receiving comments after two weeks will be assumed accepted.

d) All incremental software builds will be evaluated at Template's Dulles facility. No prototype or demonstration software will be delivered to the Government.

e) The software development environment will be unclassified. If a classified laboratory is needed at a later date, it will be addressed separately.

f) All software products provided by Template Software and its subcontractors shall remain the intellectual property of Template and their subcontractors, respectively, and shall be licensed to the Government under the standard license agreements.

g) Template and its subcontractors' software products and are provided to the Government on a commercial item basis only.

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                  Attachment B

                             Template Software, Inc.
                         GIMDE 2000 Workflow/Production
                            Planning Program Schedule

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

-------------------------------------------------------------------------------------------------
ID  [GRAPHIC]  Task Name                                                   Start        Finish
-------------------------------------------------------------------------------------------------
 1             Phase 1                                                  Mon 9/14/98   Wed 4/21/99
-------------------------------------------------------------------------------------------------
 2                Contract Deliverables                                Fri 10/21/98  Thu 12/24/98
-------------------------------------------------------------------------------------------------
 3  [GRAPHIC]        Program Management Plan (CDRL A-001)               Fri 10/2/98   Fri 10/2/98
-------------------------------------------------------------------------------------------------
 4  [GRAPHIC]        Program Master Schedule (CDRL A-002)               Fri 10/2/98   Fri 10/2/98
-------------------------------------------------------------------------------------------------
 5  [GRAPHIC]        Program Management Plan Update (CDRL A-001)       Wed 10/28/98  Wed 10/28/98
-------------------------------------------------------------------------------------------------
 6  [GRAPHIC]        Software Development & Integration Plan
                     (CDRL A-[ILLEGIBLE])                              Fri 10/30/98  Fri 10/30/98
-------------------------------------------------------------------------------------------------
 7  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)        Mon 11/2/98   Mon 11/2/98
-------------------------------------------------------------------------------------------------
 8  [GRAPHIC]        Baseline Process Flow Editor Design Review        Thu 11/12/98  Thu 11/12/98
-------------------------------------------------------------------------------------------------
 9  [GRAPHIC]        Site Readiness Checklist (CDRL A-016)             Mon 11/30/98  Mon 11/30/98
-------------------------------------------------------------------------------------------------
10  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)        Wed 12/2/98   Wed 12/2/98
-------------------------------------------------------------------------------------------------
12  [GRAPHIC]        Baseline Process Flow Editor                      Fri 12/18/98  Fri 12/18/98
-------------------------------------------------------------------------------------------------
13  [GRAPHIC]        Installation & Checkout Checklist (CDRL A-017)    Mon 12/21/98  Mon 12/21/98
-------------------------------------------------------------------------------------------------
14  [GRAPHIC]        System Requirements Document (SRD) (CDRL A-00     Thu 12/24/98  Thu 12/24/98
-------------------------------------------------------------------------------------------------
16                Phase 1 Deliveries from Harris                        Fri 9/25/98   Wed 12/2/98
-------------------------------------------------------------------------------------------------
17  [GRAPHIC]        Initial ERWin Data Models                          Fri 9/25/98   Fri 9/25/98
-------------------------------------------------------------------------------------------------
18  [GRAPHIC]        GPT Externals                                      Thu 10/1/98   Thu 10/1/98
-------------------------------------------------------------------------------------------------
20  [GRAPHIC]        MDL R2.5 IDL Received                              Fri 10/9/98   Fri 10/9/98
-------------------------------------------------------------------------------------------------
21  [GRAPHIC]        BPF Data Model                                    Thu 10/22/98  Thu 10/22/98
-------------------------------------------------------------------------------------------------
22  [GRAPHIC]        Test Data                                         Thu 10/22/98  Thu 10/22/98
-------------------------------------------------------------------------------------------------
23  [GRAPHIC]        GIAS Q/R/C                                        Thu 10/29/98  Thu 10/29/98
-------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                    1999
       ---------------------------------------------------------------
ID     Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
----------------------------------------------------------------------
 1         [GRAPHIC]
-----------
 2              [GRAPHIC]
-----------
 3              [GRAPHIC] 10/2
-----------
 4              [GRAPHIC] 10/2
-----------
 5                [GRAPHIC] 10/28
-----------
 6                [GRAPHIC] 10/30
-----------
 7                   [GRAPHIC] 11/2
-----------
 8                    [GRAPHIC] 11/12
-----------
 9                       [GRAPHIC] 11/30
-----------
10                        [GRAPHIC] 12/2
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12                          [GRAPHIC] 12/18
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13                           [GRAPHIC] 12/21
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14                            [GRAPHIC] 12/24
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16            [GRAPHIC]
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17            [GRAPHIC] 9/25
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18               [GRAPHIC] 10/1
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20                [GRAPHIC] 10/9
-----------
21                  [GRAPHIC] 10/22
-----------
22                  [GRAPHIC] 10/22
-----------
23                    [GRAPHIC] 10/29
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

Project Executive PM Master Schedule
Date: Thu 10/29/98

--------------------------------------------------------------------------------

Task                 [GRAPHIC]

Split                [GRAPHIC]

Progress             [GRAPHIC]

Milestone            [GRAPHIC]

Summary              [GRAPHIC]

Rolled Up Task       [GRAPHIC]

Rolled Up Split      [GRAPHIC]

Rolled Up Milestone  [GRAPHIC]

Rolled Up Progress   [GRAPHIC]

External Tasks       [GRAPHIC]

Project Summary      [GRAPHIC]

--------------------------------------------------------------------------------


                                     Page 1
--------------------------------------------------------------------------------

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

--------------------------------------------------------------------------------------------------
ID   [GRAPHIC]  Task Name                                                   Start        Finish
--------------------------------------------------------------------------------------------------
 24  [GRAPHIC]        GIAS / Logical Data Model Capability               Mon 11/2/98   Mon 11/2/98
--------------------------------------------------------------------------------------------------
 25  [GRAPHIC]        Other Externals                                    Tue 12/1/98   Tue 12/1/98
--------------------------------------------------------------------------------------------------
 26  [GRAPHIC]        Data Model                                         Tue 12/1/98   Tue 12/1/98
--------------------------------------------------------------------------------------------------
 27  [GRAPHIC]        Phase 2 GIAS Update Capability (Beta)              Wed 12/2/98   Wed 12/2/98
--------------------------------------------------------------------------------------------------
 28  [GRAPHIC]        R2.6 Validated Beta Test Data                      Wed 12/2/98   Wed 12/2/98
--------------------------------------------------------------------------------------------------
 36                Deliveries from Government                           Thu 10/15/98  Mon 11/16/98
--------------------------------------------------------------------------------------------------
 37                   Receive PM/S Documentation                        Thu 10/15/98  Mon 11/16/98
--------------------------------------------------------------------------------------------------
 38  [GRAPHIC]           CONOPS Working Group Results                   Thu 10/15/98  Thu 10/15/98
--------------------------------------------------------------------------------------------------
 39  [GRAPHIC]           FRD Working Group Results                      Thu 10/15/98  Thu 10/15/98
--------------------------------------------------------------------------------------------------
 40  [GRAPHIC]           Phase 1 Transition Plan (Draft)                Fri 10/30/98  Fri 10/30/98
--------------------------------------------------------------------------------------------------
 41  [GRAPHIC]           Phase I Transition Plan Update                 Mon 11/16/98  Mon 11/16/98
--------------------------------------------------------------------------------------------------
 42                   Receive Government GFE                            Fri 10/16/98  Wed 10/21/98
--------------------------------------------------------------------------------------------------
 43  [GRAPHIC]           Sun E350 & Ultra2 Servers HW                   Fri 10/16/98  Fri 10/16/98
--------------------------------------------------------------------------------------------------
 77                Phase 1 Factory Acceptance Testing                   Tue 11/24/98   Fri 2/12/99
--------------------------------------------------------------------------------------------------
 80  [GRAPHIC]        Test Readiness Review                             Tue 12/15/98  Tue 12/15/98
--------------------------------------------------------------------------------------------------
107                Develop User Segment Specifications                   Thu 10/1/98   Fri 12/4/98
--------------------------------------------------------------------------------------------------
117  [GRAPHIC]        Ship Workflow SS to NIMA/MOW                      Mon 11/30/98  Mon 11/30/98
--------------------------------------------------------------------------------------------------
119  [GRAPHIC]        Ship BPF Builder SS to NIMA/MOW                   Fri 10/30/98  Fri 10/30/98
--------------------------------------------------------------------------------------------------
121  [GRAPHIC]        Ship Metrics Analysis SS to NIMA/MOW              Mon 11/16/98  Mon 11/16/98
--------------------------------------------------------------------------------------------------
125  [GRAPHIC]        Ship Pre-Planning SS to NIMA/MOW                   Fri 12/4/98   Fri 12/4/98
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                             1999
     --------------------------------------------------------------------
ID        Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
-------------------------------------------------------------------------
 24                 [GRAPHIC] 11/2
----------
 25                      [GRAPHIC] 12/1
----------
 26                      [GRAPHIC] 12/1
----------
 27                      [GRAPHIC] 12/2
----------
 28                      [GRAPHIC] 12/2
----------
 36            [GRAPHIC]
----------
 37            [GRAPHIC]
----------
 38            [GRAPHIC] 10/15
----------
 39            [GRAPHIC] 10/15
----------
 40              [GRAPHIC] 10/30
----------
 41                 [GRAPHIC] 11/16
----------
 42            [GRAPHIC]
----------
 43            [GRAPHIC] 10/16
----------
 77                 [GRAPHIC]
----------
 80                      [GRAPHIC] 12/15
----------
107            [GRAPHIC]
----------
117                   [GRAPHIC] 11/30
----------
119              [GRAPHIC] 10/30
----------
121                 [GRAPHIC] 11/16
----------
125                    [GRAPHIC] 12/4
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

Project Executive PM Master Schedule
Date: Thu 10/29/98

--------------------------------------------------------------------------------

Task                 [GRAPHIC]

Split                [GRAPHIC]

Progress             [GRAPHIC]

Milestone            [GRAPHIC]

Summary              [GRAPHIC]

Rolled Up Task       [GRAPHIC]

Rolled Up Split      [GRAPHIC]

Rolled Up Milestone  [GRAPHIC]

Rolled Up Progress   [GRAPHIC]

External Tasks       [GRAPHIC]

Project Summary      [GRAPHIC]

--------------------------------------------------------------------------------


                                     Page 2
--------------------------------------------------------------------------------

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

--------------------------------------------------------------------------------------------------
ID   [GRAPHIC]  Task Name                                                   Start        Finish
--------------------------------------------------------------------------------------------------
129  [GRAPHIC]        Ship Requirements Collection SS to NIMA/MOW       Mon 11/30/98  Mon 11/30/98
--------------------------------------------------------------------------------------------------
131  [GRAPHIC]        Ship Ad Hoc Reporting SS to NIMA/MOW              Mon 11/30/98  Mon 11/30/98
--------------------------------------------------------------------------------------------------
133  [GRAPHIC]        Ship Standard Reporting SS to NIMA/MOW            Mon 11/30/98  Mon 11/30/98
--------------------------------------------------------------------------------------------------
138  [GRAPHIC]        Ship Planning SS to NIMA/MOW                      Fri 11/20/98  Fri 11/20/98
--------------------------------------------------------------------------------------------------
148             Phase 2 (2/15/99 - 5/21/99)                              Tue 12/1/98    Mon 7/5/99
--------------------------------------------------------------------------------------------------
149                Deliveries to Harris                                  Tue 12/1/98   Tue 12/1/98
--------------------------------------------------------------------------------------------------
150  [GRAPHIC]        Phase 2/3 Data Model Requirements                  Tue 12/1/98   Tue 12/1/98
--------------------------------------------------------------------------------------------------
151                Phase 2 Harris Deliveries                            Mon 12/14/98    Thu 4/1/99
--------------------------------------------------------------------------------------------------
152  [GRAPHIC]        Holding Analysis Data Model                       Mon 12/14/98  Mon 12/14/98
--------------------------------------------------------------------------------------------------
153  [GRAPHIC]        Metrics Identification                             Fri 1/29/99   Fri 1/29/99
--------------------------------------------------------------------------------------------------
154  [GRAPHIC]        Metric Collection Data Model                       Wed 3/17/99   Wed 3/17/99
--------------------------------------------------------------------------------------------------
155  [GRAPHIC]        Phase 2 Validated Test Data                        Wed 3/17/99   Wed 3/17/99
--------------------------------------------------------------------------------------------------
156  [GRAPHIC]        Validated Phase 3 Feasibility Test Data             Thu 4/1/99    Thu 4/1/99
--------------------------------------------------------------------------------------------------
157                Deliverables to Government                             Mon 1/4/99   Mon 6/21/99
--------------------------------------------------------------------------------------------------
158  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Mon 1/4/99    Mon 1/4/99
--------------------------------------------------------------------------------------------------
159  [GRAPHIC]        System Requirements Document Update (SRD) (CD      Fri 1/29/99   Fri 1/29/99
--------------------------------------------------------------------------------------------------
160  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Tue 2/2/99    Tue 2/2/99
--------------------------------------------------------------------------------------------------
161  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Tue 3/2/99    Tue 3/2/99
--------------------------------------------------------------------------------------------------
162  [GRAPHIC]        Site Readiness Checklist (CDRL A-016)              Mon 3/22/99   Mon 3/22/99
--------------------------------------------------------------------------------------------------
163  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Fri 4/2/99    Fri 4/2/99
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                        1999
     ---------------------------------------------------------------
ID   Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
--------------------------------------------------------------------
129                [GRAPHIC] 11/30
-----
131                [GRAPHIC] 11/30
-----
133                [GRAPHIC] 11/30
-----
138               [GRAPHIC] 11/20
-----
148                [GRAPHIC]
-----
149                [GRAPHIC] 12/1
-----
150                [GRAPHIC] 12/1
-----
151                  [GRAPHIC]
-----
152                  [GRAPHIC] 12/14
-----
153                          [GRAPHIC] 1/29
-----
154                                  [GRAPHIC] 3/17
-----
155                                  [GRAPHIC] 3/17
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156                                      [GRAPHIC] 4/1
-----
157                        [GRAPHIC]
-----
158                        [GRAPHIC] 1/4
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159                          [GRAPHIC] 1/29
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160                           [GRAPHIC] 2/2
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161                                [GRAPHIC] 3/2
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162                                    [GRAPHIC] 3/22
-----
163                                       [GRAPHIC] 4/2
--------------------------------------------------------------------

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Date: Thu 10/29/98

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                                     Page 3
--------------------------------------------------------------------------------

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

--------------------------------------------------------------------------------------------------
ID   [GRAPHIC]  Task Name                                                   Start        Finish
--------------------------------------------------------------------------------------------------
164  [GRAPHIC]        Planning Scheduling Information (EIT/Manugistics)  Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
165  [GRAPHIC]        PAL (Web Application)                              Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
166  [GRAPHIC]        PMAT (Web Application)                             Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
167  [GRAPHIC]        RA Version 1                                       Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
168  [GRAPHIC]        System Design Document (CDRL A-008)                Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
169  [GRAPHIC]        Software Design Description (CDRL A-009)           Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
170  [GRAPHIC]        Interface Design Description (CDRL A-010)          Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
171  [GRAPHIC]        Software Product Specification (CDRL A-011)        Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
172  [GRAPHIC]        Staffing & Training Skills Assessment Report
                        (CDRL                                            Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
173  [GRAPHIC]        Job Specific Process Engine (EIT)                  Mon 4/19/99   Mon 4/19/99
--------------------------------------------------------------------------------------------------
174  [GRAPHIC]        Installation & Checkout Checklist (CDRL A-017)     Tue 4/20/99   Tue 4/20/99
--------------------------------------------------------------------------------------------------
175  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Mon 5/3/99    Mon 5/3/99
--------------------------------------------------------------------------------------------------
176  [GRAPHIC]        Test Plan (CDRL A-013)                             Wed 5/19/99   Wed 5/19/99
--------------------------------------------------------------------------------------------------
177  [GRAPHIC]        Site Installation & Integration Plan (CDRL A-015)  Wed 5/19/99   Wed 5/19/99
--------------------------------------------------------------------------------------------------
178                   Development Documentation (CDRL A-012)             Mon 6/21/99   Mon 6/21/99
--------------------------------------------------------------------------------------------------
179  [GRAPHIC]           Software User Manuals & Documentation (CDR      Mon 6/21/99   Mon 6/21/99
--------------------------------------------------------------------------------------------------
180  [GRAPHIC]           Operations Manuals & Documentation (CDRL A      Mon 6/21/99   Mon 6/21/99
--------------------------------------------------------------------------------------------------
181  [GRAPHIC]           Maintenance Manuals & Documentation (CDRL       Mon 6/21/99   Mon 6/21/99
--------------------------------------------------------------------------------------------------
199             Software Test                                            Wed 12/2/98   Fri 5/21/99
--------------------------------------------------------------------------------------------------
200                Phase 2 Factory Acceptance Testing                    Thu 3/18/99   Fri 5/21/99
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                   1999
     ---------------------------------------------------------------
ID   Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
--------------------------------------------------------------------
164                                     [GRAPHIC] 4/19
-----
165                                     [GRAPHIC] 4/19
-----
166                                     [GRAPHIC] 4/19
-----
167                                     [GRAPHIC] 4/19
-----
168                                     [GRAPHIC] 4/19
-----
169                                     [GRAPHIC] 4/19
-----
170                                     [GRAPHIC] 4/19
-----
171                                     [GRAPHIC] 4/19
-----
172
                                        [GRAPHIC] 4/19
-----
173                                     [GRAPHIC] 4/19
-----
174                                     [GRAPHIC] 4/20
-----
175                                          [GRAPHIC] 5/3
-----
176                                            [GRAPHIC] 5/19
-----
177
                                          [GRAPHIC] 5/19
-----
178                                               [GRAPHIC] 6/21
-----
179                                               [GRAPHIC] 6/21
-----
180                                               [GRAPHIC] 6/21
-----
181                                               [GRAPHIC] 6/21
-----
199                [GRAPHIC]
-----
200                                 [GRAPHIC]
--------------------------------------------------------------------

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--------------------------------------------------------------------------------


                                     Page 4
--------------------------------------------------------------------------------

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

--------------------------------------------------------------------------------------------------
ID   [GRAPHIC]  Task Name                                                   Start        Finish
--------------------------------------------------------------------------------------------------
212  [GRAPHIC]        Test Readiness Review                               Thu 4/8/99    Thu 4/8/99
--------------------------------------------------------------------------------------------------
226             Phase 3 (5/24/99 - 8/31/99)                               Fri 4/2/99   Thu 9/30/99
--------------------------------------------------------------------------------------------------
227                Contract Deliveries                                   Wed 5/26/99   Tue 9/21/99
--------------------------------------------------------------------------------------------------
228  [GRAPHIC]        Site Readiness Checklist (CDRL A-016)              Wed 5/26/99   Wed 5/26/99
--------------------------------------------------------------------------------------------------
229  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Wed 6/2/99    Wed 6/2/99
--------------------------------------------------------------------------------------------------
230  [GRAPHIC]        Site Readiness Checklist (CDRL A-016)              Fri 6/25/99   Fri 6/25/99
--------------------------------------------------------------------------------------------------
231  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Fri 7/2/99    Fri 7/2/99
--------------------------------------------------------------------------------------------------
232  [GRAPHIC]        Metrics                                            Mon 7/26/99   Mon 7/26/99
--------------------------------------------------------------------------------------------------
233  [GRAPHIC]        Holding Analysis Tool (HAT)                        Mon 7/26/99   Mon 7/26/99
--------------------------------------------------------------------------------------------------
234  [GRAPHIC]        RA Version 2                                       Mon 7/26/99   Mon 7/26/99
--------------------------------------------------------------------------------------------------
235  [GRAPHIC]        Operational Workflow                               Mon 7/26/99   Mon 7/26/99
--------------------------------------------------------------------------------------------------
236  [GRAPHIC]        Installation & Checkout Checklist (CDRL A-017)     Mon 7/26/99   Mon 7/26/99
--------------------------------------------------------------------------------------------------
237  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Mon 8/2/99    Mon 8/2/99
--------------------------------------------------------------------------------------------------
238  [GRAPHIC]        Program Master Schedule Update (CDRL A-002)         Thu 9/2/99    Thu 9/2/99
--------------------------------------------------------------------------------------------------
239                   Development Documentation Update (CDRL A-01        Tue 9/21/99   Tue 9/21/99
--------------------------------------------------------------------------------------------------
240  [GRAPHIC]           Software User Manuals & Documentation Upda      Tue 9/21/99   Tue 9/21/99
--------------------------------------------------------------------------------------------------
241  [GRAPHIC]           Operations Manuals & Documentation Update (     Tue 9/21/99   Tue 9/21/99
--------------------------------------------------------------------------------------------------
242  [GRAPHIC]           Maintenance Manuals & Documentation Update      Tue 9/21/99   Tue 9/21/99
--------------------------------------------------------------------------------------------------
244                Phase 3 Harris Deliveries                             Wed 6/30/99   Wed 6/30/99
--------------------------------------------------------------------------------------------------
245  [GRAPHIC]        Phase 3 Validated Test Data                        Wed 6/30/99   Wed 6/30/99
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                        1999
     ---------------------------------------------------------------
ID   Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
--------------------------------------------------------------------
212                                     [GRAPHIC] 4/8
-----
226                                     [GRAPHIC]
-----
227                                            [GRAPHIC]
-----
228                                            [GRAPHIC] 5/26
-----
229                                               [GRAPHIC] 6/2
-----
230                                                  [GRAPHIC] 6/25
-----
231                                                     [GRAPHIC] 7/2
-----
232                                                        [GRAPHIC] 7/26
-----
233                                                        [GRAPHIC] 7/26
-----
234                                                        [GRAPHIC] 7/26
-----
235                                                        [GRAPHIC] 7/26
-----
236                                                        [GRAPHIC] 7/26
-----
237                                                           [GRAPHIC] 8/2
-----
238                                                                [GRAPHIC] 9/2
-----
239                                                                    [GRAPHIC]
-----
240                                                                    [GRAPHIC]
-----
241                                                                    [GRAPHIC]
-----
242                                                                    [GRAPHIC]
-----
244                                                  [GRAPHIC] 6/30
-----
245                                                  [GRAPHIC] 6/30
--------------------------------------------------------------------

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                                     Page 5
--------------------------------------------------------------------------------

                   Template GIMDE 2000 Workflow / Production
                           Planning Program Schedule

--------------------------------------------------------------------------------------------------
ID   [GRAPHIC]  Task Name                                                   Start        Finish
--------------------------------------------------------------------------------------------------
269                Phase 3 Factory Acceptance Testing                    Wed 6/23/99   Fri 8/27/99
--------------------------------------------------------------------------------------------------
272  [GRAPHIC]        Test Readiness Review                              Wed 7/14/99   Wed 7/14/99
--------------------------------------------------------------------------------------------------
281  [GRAPHIC]     Contract Complete                                     Thu 9/30/99   Thu 9/30/99
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                  1999
     ---------------------------------------------------------------
ID   Sep  Oct  Nov  Dec  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep
--------------------------------------------------------------------
269                                                 [GRAPHIC]
-----
272                                                     [GRAPHIC] 7/14
-----
281                                                              [GRAPHIC]
--------------------------------------------------------------------

--------------------------------------------------------------------------------

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Date: Thu 10/29/98

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                                     Page 6
--------------------------------------------------------------------------------

                                                                    Attachment A
                                                                          Page 1


                                Training Addendum

Template will provide a training program designed to provide NIMA with the capability to establish, and then continue, user training for the applications being built under Template's contract. This "train the trainer" type effort includes the coordination of training activities between November 1, 1998 through August 30, 1999.

The Template training program will focus on two primary areas, support to NIMA in the coordination of an overall GIMDE 2K training program and the development of a "train the trainer" program for Template developed software.

Training Support

Template's support to training is designed to assist NIMA in providing users the needed training to effect a smooth transition from the existing PM/S to the GIMDE 2K program. Though Template's training support will focus on the software developed by Template, coordination with other contractors and organizations within NIMA will be required. To meet this need, Template will assign a full time training coordinator to establish the overall training requirements for Template products and to align this training with other parts of the GIMDE 2K program. This coordination will include the development of Knowledge, Skills and Abilities (KSA) requirements for Template's software deliveries, coordination of scheduling and planning of training of training activities, and support to requirements definition.

Template's full time training coordinator and associated staff will perform the following activities:

o Interfacing and recording all discussions, conclusions and action steps assigned with NIMA and Template Software.

o Establishing a course development timeline that integrates the delivery schedule of the software applications with the delivery of training materials.

o     Tracking the deliverables to NIMA for review.

o Tracking all change requests made on course materials and other documentation to ensure inclusion.

o     Scheduling and coordinating of course dates and instructor resources

o Handling logistics involving classroom facilities, equipment, and equipment compatibility issues.

o Other duties as indicated by Template Software and NIMA's to ensure training requirements are being met.

Training Development

The development of a curriculum and materials for training users of Workflow / Production Planning software applications will utilize the Train-The-Trainer process to allow NIMA to establish an in house training program. This effort will produce the following products:

o Training Materials for all Workflow / Production Planning software applications.
o Training Curriculum for all Workflow / Production Planning software Applications.
o     Training Execution of a Train-The-Trainer program.

Template's training effort will follow a three-step process for Train-The-Trainer. This process has been considered an industry best-practice to ensure that new trainers are immediately effective in the classroom.

1. The developing instructor conducts a full course review and walk through as the first step. The NIMA instructor(s) will spend the first day of receiving an overview of the software's purpose, functions and capabilities. The second day*, with the classroom set up with hardware and software, we will review the course with the activities listed below.

                                                                    Attachment A
                                                                          Page 2

      A.    Discuss the learning objectives and chapter objectives

      B.    Walk through the chapters

      C.    Review the instructor guide as it applies to the student materials

      D.    Discuss appropriate examples to use when needed

      E.    Review and execute the hands-on exercises

2. The second step is to have the NIMA instructor(s) attend the first session of the class taught by the developing instructor. They will follow with both the student materials and instructor guide, making additional notes as they view the live presentation of the material.

3. For the final step, the developing instructor will observe an individual NIMA instructor teach his/her first delivery. The developing instructor will make notes for improvement or recommendations which will be reviewed at the close of the day.

* For the five-module course, there will be two days of course review.

General Assumptions and Recommendations

Template Software's proposal is based upon the following assumptions:

1. Courses will be developed with the client retaining full ownership of those elements that are specific to their custom application, therefore a print master of the student materials and instructor guide will be needed.

2. Courses that are part of commercial software products will remain under the ownership of the software product vendor.

3.    Course delivery is based on a maximum of 12 students per class.

4. All course pricing is fully inclusive of instructor fees, printing and shipping of course materials.

5.    All training will be conducted at Bethesda, MD, Reston, VA or St. Louis,
      MO.

                                LICENSE AGREEMENT

License # 01-323-98-00

AGREEMENT made this 1st day of October, 1998, between Template Software, Inc., a Virginia corporation having its principal place of business at 45365 Vintage Park Plaza, Dulles, VA 20166 ("TEMPLATE SOFTWARE") and National Imagery and Mapping Agency having its principal place of business 4600 Sangmore Road, Bethesda, MD 20816 ("CUSTOMER").

TEMPLATE SOFTWARE has certain proprietary rights to computer software programs and related documentation ("Licensed Product(s)") which are named in the license schedule(s) ("License Schedule(s)") which are, from time to time, hereafter executed by TEMPLATE SOFTWARE and CUSTOMER, and incorporated herein;

CUSTOMER desires to obtain from TEMPLATE SOFTWARE a non-exclusive and non-transferable license to use the Licensed Product(s) solely for the regular conduct of CUSTOMER's business; and CUSTOMER recognizes the proprietary rights of TEMPLATE SOFTWARE in and to the Licensed Product(s). -

In consideration of the above premises and the mutual covenants and conditions contained herein, TEMPLATE SOFTWARE and CUSTOMER covenant and agree as follows:

1. License. TEMPLATE SOFTWARE hereby grants to CUSTOMER, and CUSTOMER hereby accepts under the terms and conditions set forth in this Agreement, a non-exclusive and non-transferable license to use the Licensed Product(s). All references to "this Agreement" shall refer to this License Agreement as modified and/or supplemented by the License Schedule(s).

2. Term of Agreement. The term of this Agreement will commence upon the date of its execution and the execution of the respective License Schedule(s), and remain in force until terminated by the mutual written consent of TEMPLATE SOFTWARE and CUSTOMER or otherwise as provided under Article 12, Default.

3.    Use of Licensed Product(s).

      a. CUSTOMER is authorized to use the Licensed Product(s) for CUSTOMER's internal operation only (and not for any commercial purpose), to access the Licensed Product(s) only from the location defined in the respective License Schedule ("Designated Location"), to install the Licensed Product(s) only on the computer platforms defined in the respective License Schedule(s) ("Designated Computer Platform") and to use the Licensed Product(s) only by the number of authorized users specified in the respective License Schedule(s) ("# Users") provided that with respect to the Enterprise Integration Template and/or any optional proxies or connectors the following shall apply:

            (i) CUSTOMER shall only use the Licensed Product on the Server with the designated Serial Number, at the Site specified in the respective License Schedule(s); and

            (ii)  CUSTOMER shall not be limited to number of Users.

      b. In the event CUSTOMER desires to change the Designated Location and/or Designated Computer Platform found within any License Schedule, CUSTOMER will request the prior written approval of TEMPLATE

                                                                NMA201-98-C-0089
                                                                  Attachment (4)

Template Software License Agreement                                            2


            SOFTWARE, which approval shall not be unreasonably withheld subject to the United States Department of Commerce Export Restrictions and licensing requirements. CUSTOMER shall not change the Server or the Site specified in the License Schedule(s) without TEMPLATE SOFTWARE's prior written consent.

      c. TEMPLATE SOFTWARE reserves the right to audit CUSTOMER for, or require CUSTOMER to certify as to, the number of computer platforms on which CUSTOMER has the "Licensed Products" installed and the number of Users of the Licensed Products, no more frequently than every six months upon thirty (30) days written notice.

      d. CUSTOMER is authorized to make back-up copies of the tapes or disks provided they are used only for back-up purposes, and CUSTOMER keeps possession of the back-up copies. All information appearing on the original tapes or disks including the copyright notice must be copied onto the back-up labels.

      e. CUSTOMER may not alter, decompile, disassemble, or reverse engineer the Licensed Product(s).

4. Assignment of Use. CUSTOMER's rights under this Agreement to the Licensed Product(s) may not be assigned, licensed or otherwise transferred, either voluntarily, by operation of law or otherwise, without the prior written approval of TEMPLATE SOFTWARE.

5.    License Fee.

      a. In consideration for the license granted, CUSTOMER will pay to TEMPLATE SOFTWARE a license fee ("License Fee") in the amount (and under the payment terms) specified in the respective License Schedule(s).

      b. The License Fee does not include local, state or federal sales, use, excise, personal property or other similar taxes or duties, and any such taxes shall be the sole responsibility of CUSTOMER.

      c. The License Fee does not include shipping and handling costs and any such costs shall be assumed and paid for by the CUSTOMER. Shipping and Handing costs shall be pursuant to the prices and under the terms in TEMPLATE SOFTWARE's then current Commercial Price List.

6. Limited Publicity. CUSTOMER agrees that with CUSTOMER's advanced written permission, TEMPLATE SOFTWARE may identify CUSTOMER in a list of users of the Licensed Product(s) in media such as publicity releases, marketing literature and advertising. TEMPLATE SOFTWARE will refrain from the use of any language which implies endorsement.

7.    Warranty of Performance.

      a. TEMPLATE SOFTWARE disclaims any warranty that the Licensed Product will be free from error or will meet CUSTOMER's specific requirements. CUSTOMER assumes complete responsibility for decisions made or actions taken based on information obtained by using the Licensed Product. Any statements made concerning the utility of the Licensed Product shall not be construed as express or implied warranties.

      b. TEMPLATE SOFTWARE DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      c. No employee, agent or representative of TEMPLATE SOFTWARE has the authority to bind TEMPLATE SOFTWARE to any oral representation or warranty concerning the Licensed Product(s). Any written representation or warranty not expressly contained in this Agreement shall not be enforceable by CUSTOMER.

8. Copyright and Patent Indemnity. TEMPLATE SOFTWARE warrants that it has the right to grant a license to the Licensed Product(s). TEMPLATE SOFTWARE also assures CUSTOMER that, to the best of TEMPLATE

Template Software License Agreement                                            3


      SOFTWARE's knowledge, the Licensed Product(s) do not infringe any patent, copyright or trade secret. In the event any legal proceedings are brought against the CUSTOMER by any third party claiming an infringement of a patent, copyright, or trade secret based on CUSTOMER's use of the Licensed Product(s), TEMPLATE SOFTWARE agrees to defend at TEMPLATE SOFTWARE's own expense any such legal proceedings relating to such claim or claims and to hold CUSTOMER harmless from any damages incurred or awarded as the result of settlement or judgment against the CUSTOMER, provided CUSTOMER gives TEMPLATE SOFTWARE prompt, written notice within 30 days of any such claim or of the institution of any such claims against CUSTOMER, and further CUSTOMER cooperates completely with TEMPLATE SOFTWARE, at TEMPLATE SOFTWARE's option, to settle or defend such claims.

9.    Trade Secret, Security and Confidentiality.

      a. CUSTOMER acknowledges and agrees that the Licensed Product(s) are TEMPLATE SOFTWARE's confidential proprietary information and trade secret whether or not any portion thereof may be validly copyrighted or patented, and that CUSTOMER shall have no right, title or interest therein, except as expressly set forth in this Agreement.

      b. CUSTOMER will take reasonable precautions to maintain the confidentiality of the Licensed Product(s), but not less than employed to protect its own proprietary information.

      c. The obligations and agreements set forth in this Article 9 shall survive termination, for whatever reason, of this Agreement.

10. Maintenance Services. TEMPLATE SOFTWARE agrees to provide maintenance services ("Maintenance Services") for the period of time and at the prices stated in the respective License Schedule(s). Maintenance Services include all new releases of the Licensed Product(s) and access by telephone to TEMPLATE SOFTWARE's error correction services. TEMPLATE SOFTWARE will respond to CUSTOMER requests for service in the most expeditious manner possible and will use reasonable commercial efforts to correct or provide a workaround for any error reported by CUSTOMER which is replicatable by TEMPLATE SOFTWARE. In the event TEMPLATE SOFTWARE reasonably finds that the reported error is not in the Licensed Product(s), or that the error has resulted from the negligence or modification of the CUSTOMER, the CUSTOMER will be billed for reasonable travel and living costs incurred by TEMPLATE SOFTWARE plus support fees at prevailing rates.

11. Liability. Except as provided in Article 8 above, TEMPLATE SOFTWARE shall in no event be liable for loss of profit, goodwill or other special or consequential damages suffered by CUSTOMER as a result of CUSTOMER's use of the Licensed Product(s) even if TEMPLATE SOFTWARE has been advised of such damages.

12.   Default

      a. Failure by TEMPLATE SOFTWARE or CUSTOMER to comply with any term or condition under this Agreement, or any other default by TEMPLATE SOFTWARE or CUSTOMER, shall entitle the other party to give the party in default written notice requiring it to cure such default. If the party in default has not cured such default within 30 days of such notice, the notifying party shall be entitled, in addition to any other rights it may have under this Agreement or otherwise under law, to immediately terminate this Agreement by written notice to the party in default. Any subsequent failure by TEMPLATE SOFTWARE or CUSTOMER to comply with any term or condition under this Agreement shall entitle the other party to terminate this Agreement immediately with written notification to the party in default.

      b. The right of either party to terminate this Agreement hereunder shall not be affected in any way by its waiver of or failure to take action with respect to any previous default.

      c. Upon the termination of this Agreement for any reason, the Licensed Product(s) and any copies thereof shall be destroyed by the CUSTOMER or returned to TEMPLATE SOFTWARE, and CUSTOMER shall

Template Software License Agreement                                            4


            deliver a certification by a duly authorized officer of CUSTOMER stating to TEMPLATE SOFTWARE that CUSTOMER no longer has any right to use the Licensed Product(s) and that the original and all copies of the Licensed Product(s) have been destroyed or returned to TEMPLATE SOFTWARE.

      d. TEMPLATE SOFTWARE has deposited and maintains with an escrow agent a current copy of the source code of the Licensed Product(s), under which Customer has specific rights to source code in the event TEMPLATE SOFTWARE suspends or ceases to carry on regular business provided TEMPLATE SOFTWARE has current maintenance obligations hereunder. A copy of the escrow agreement can be provided upon CUSTOMER's written request.

12.   Entire Agreement and Amendments

      a. This Agreement contains all the agreements and understandings between the parties hereto with respect to the Licensed Product(s), and no oral agreements or written correspondence shall be held to affect the provisions hereof. All subsequent changes, amendments and modifications, to be valid, must be by written instrument executed by authorized representatives of TEMPLATE SOFTWARE and CUSTOMER.

      b. If any one or more provisions of this Agreement are finally adjudicated to be unlawful or unenforceable by a court of competent jurisdiction, then this Agreement shall be construed as if such unlawful provisions had not been contained herein.

      c. This Agreement shall be governed by and construed in accordance with the Federal law.

13.   Construction.

      a. A waiver of any breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition.

      b. Headings preceding the text of Articles are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction, interpretation or effect of this Agreement.

      c. This Agreement shall be binding upon, and shall inure to the benefit of, the parties to this Agreement and their respective successors and assigns.

14. Service of Notice. No notice, consent, waiver or other communication required or permitted to be sent under this Agreement shall be effective unless the same is in writing and is delivered by registered or certified mail, return receipt requested, first-class postage pre-paid, to the address of the party first set forth in this Agreement. Such notices, if sent by registered or certified mail, shall be deemed to have been given at the time of mailing.

TEMPLATE SOFTWARE and CUSTOMER, by their duly authorized officers, have signed and sealed this Agreement on the day and in the year herein above first written.

TEMPLATE SOFTWARE, INC.                   NATIONAL IMAGERY AND MAPPING AGENCY
AGENCY

/s/ Kimberly Osgood                       /s/ Phil L. McConnell
------------------------------            ------------------------------------
Signature                                 Signature

Kimberly Osgood                           Phil L. McConnell
------------------------------            ------------------------------------
Name                                      Name

Chief Financial Officer                   Contracting Officer
------------------------------            ------------------------------------
Title                                     Title

                                TEMPLATE SOFTWARE
                                LICENSE SCHEDULE

LICENSE NO.             01-323-98-00
                   ---------------------

LICENSE SCHEDULE NO.         ONE                      DATE: October 1, 1998
                       --------------                       ---------------

Between Template Software, Inc., a Virginia corporation ("Template Software") and National Imagery and Mapping Agency ("Customer").

1. Scope of License Schedule

      (a) Effective Date      October 1, 1998
                              ----------------------
      (b) Expiration Date     N/A
                              ----------------------
      (c) Special Rights and Restrictions: None

2.

=============================================================================================================
Licensed Product(s)           Designated    Server    Server       # of      License #    Site     License
                              Computer      Class     Serial #     Servers   Users                 Fees
                              Platform
-------------------------------------------------------------------------------------------------------------
1. Enterprise                 UNIX          Class     819FC673     1         N/A          Dulles   $  600,000
Integration Template                        H
2. EIT CORBA                  UNIX          Class     819FC673     1         N/A          Dulles   $   18,000
Connector                                   H
3. EIT Designer Kit                         N/A       N/A          N/A       7            N/A      $   91,000
4. SNAP (Foundation)                        N/A       N/A          N/A       7            N/A      $   70,000
Development
Environment
5. SNAP (Foundation)          NT            Class     819FC673     1         N/A          Dulles   $  260,000
Run-Time                                    H
6. Workflow                                 N/A       N/A          N/A       16           N/A      $   80,000
Template-Business
Process (WFT-B)
Development
Environment
7. WFT-B Run-Time             NT/UNIX       Class     819FC673     1         N/A          Dulles   $  130,000
                                            H
8. Web Component              N/A           N/A       N/A          N/A       5            N/A      $    7,500
Development
Environment
9. Web Component              UNIX          Class     819FC673     1         N/A          Dulles   $   26,000
Run-Time                                    H

Subtotal                                                                                           $1,282,500
Sales Tax (VA @                                                                                    EXEMPT
4.5%)
Grand Total                                                                                        $1,282,500
-------------------------------------------------------------------------------------------------------------

      License Fees do not include any applicable sales tax. The Licensed Products on this Schedule are deemed exempt from Virginia Sales Tax in accordance with Virginia Retail Sales and Use Tax Regulation Section 630-10-45 (A).

      Payment Terms: License Fees are payble 30 days from the invoice date.

                                TEMPLATE SOFTWARE
                                LICENSE SCHEDULE

LICENSE NO.             01-323-98-00
                   ---------------------

LICENSE SCHEDULE NO.         ONE
                       --------------

4. Licensee must designate one employee as the Master License Coordinator. This person will receive the master software and printed Users Manual from Template Software. This person will also be Template Software contact when and if corrections and updates are available. (IMPORTANT: Please complete or correct the information below. Do not use a P.O. Box for the address.)

                Name:      Joseph M. Pagano
                           ---------------------------------------------
                Title:     Chief/NIMA (MOW)
                           ---------------------------------------------
                Phone:     (703) 808-0594      FAX (703) 808-0595
                           ---------------------------------------------
                Address:   National Imagery and Mapping Agency
                           ---------------------------------------------
                           Attn:  Mr. J. Pagano/MOW/Stop C-3
                           ---------------------------------------------
                           14675 Lee Road
                           ---------------------------------------------
                           Chantilly, VA 20151-1715
                           ---------------------------------------------

5. Customer's Designated Location for access to Licensed Product(s) if different from #4:

      Customer directs that the Licensed Products shall be delivered to Template Software, Inc. at 45365 Vintage Park Plaza, Suite 100, Dulles, Virginia 20166. Customer is hereby authorized to transfer the Licensed Products to 4600 Sangmore Road, Bethesda, MD 20816.

6.    Name and address of person using the EIT Designer Kit:

                Name:      Joseph M. Pagano
                           ---------------------------------------------
                Title:     Chief/NIMA (MOW)
                           ---------------------------------------------
                Phone:     (703) 808-0594 FAX (703) 808-0595
                           ---------------------------------------------
                Address:   National Imagery and Mapping Agency
                           ---------------------------------------------
                           Attn: Mr. J. Pagano/MOW/Stop C-3
                           ---------------------------------------------
                           14675 Lee Road
                           ---------------------------------------------
                           Chantilly, VA 20151-1715
                           ---------------------------------------------

TEMPLATE SOFTWARE, INC.               NATIONAL IMAGERY AND MAPPING AGENCY

Signature /s/ Kimberly Osgood         Signature /s/ Phil L. McConnell
          -------------------------             --------------------------
Name      Kimberly Osgood             Name      Phil L. McConnell
          -------------------------             --------------------------
Title     Chief Financial Officer     Title     Contracting Officer
          -------------------------             --------------------------

                                TEMPLATE SOFTWARE
                                LICENSE SCHEDULE

LICENSE NO.                01-323-98-00
                       --------------------
LICENSE SCHEDULE NO.            TWO                   DATE: October 1, 1998
                            -------------                  ------------------

Between Template Software, Inc., a Virginia corporation ("Template Software") and National Imagery and Mapping Agency ("Customer").

1. Scope of License Schedule

      (a) Effective Date      October 1, 1998
                              ----------------------
      (b) Expiration Date     N/A
                              ----------------------
      (c) Special Rights and Restrictions: None

2.

=========================================================================================================
Licensed Product(s)           Designated    Server           Server       # of        Site       License
                              Computer      Class            Serial #     Servers                Fees
                              Platform
---------------------------------------------------------------------------------------------------------
1. Enterprise Integration     UNIX          2nd Class H      TBD          1           Dulles   $  450,000
Template                                    Server                                    /TBD

2. Enterprise Integration     UNIX          3rd Class H      TBD          1           Dulles   $  450,000
Template                                    Server                                    /TBD

3. EIT CORBA                  UNIX          2nd & 3rd Class  TBD          2           Dulles   $   27,000
Connector                                   H Servers                                 /TBD

4. SNAP (Foundation)          NT            2nd Class H      TBD          1           Dulles   $  195,000
Run-Time                                    Server                                    /TBD

5. SNAP (Foundation)          NT            3rd Class H      TBD          1           Dulles   $  195,000
Run-Time                                    Server                                    /TBD

6. (WFT-B) Run-Time           NT/UNIX       2nd Class H      TBD          1           Dulles   $   97,500
                                            Server                                    /TBD

7. (WFT-B) Run-Time           NT/UNIX       3rd Class H      TBD          1           Dulles   $   97,500
                                            Server                                    /TBD

8. Web Component Run-         UNIX          2nd Class H      TBD          1           Dulles   $   19,500
time                          Server                                                  /TBD

9. Web Component Run-         UNIX          3rd Class H      TBD          1           Dulles   $   19,500
time                          Server                                                  /TBD

Total                                                                                          $1,551,000
=========================================================================================================

      License Fees do not include any applicable sales tax. The Licensed Products on this Schedule are deemed exempt from Virginia Sales Tax in accordance with Virginia Retail Sales and Use Tax Regulation Section 630-10-45 (A).

      Payment Terms: License fees are payable 30 days from the invoice date.

                                TEMPLATE SOFTWARE
                                LICENSE SCHEDULE

LICENSE NO.                01-323-98-00
                       --------------------
LICENSE SCHEDULE NO.            TWO
                            -------------

4. Licensee must designate one employee as the Master License Coordinator. This person will receive the master software and printed User's Manual from Template Software. This person will also be Template Software contact when and if corrections and updates are available. (IMPORTANT: Please complete or correct the information below. Do not use a P.O. Box for the address.)

                Name:      Joseph M. Pagano
                           -----------------------------------------------
                Title:     Chief/NIMA (MOW)
                           -----------------------------------------------
                Phone:     (703) 808-0594      FAX (703) 808-0595
                           -----------------------------------------------
                Address:   National Imagery and Mapping Agency
                           -----------------------------------------------
                           Attn: Mr. J. Pagano/MOW/Stop C-3
                           -----------------------------------------------
                           14675 Lee Road
                           -----------------------------------------------
                           Chantilly, VA 20151-1715
                           -----------------------------------------------

5. Customers Designated Location for access to Licensed Product(s) if different from #4:

      Customer directs that the Licensed Products shall be delivered to Template Software, Inc. at 45365 Vintage Park Plaza, Suite 100, Dulles, Virginia 20166. Customer is hereby authorized to transfer the Licensed Products to two sites by providing Template Software written notification of the address of such sites.

TEMPLATE SOFTWARE, INC.               NATIONAL IMAGERY AND MAPPING AGENCY


Signature /s/ Kimberly Osgood         Signature /s/ Phil L. McConnell
          -------------------------             --------------------------
Name      Kimberly Osgood             Name      Phil L. McConnell
          -------------------------             --------------------------
Title     Chief Financial Officer     Title     Contracting Officer
          -------------------------             --------------------------